                                                                  Exhibit No. 99

                        [LOGO] Banc of America Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-C $302,024,000 (approximate)

Classes 1-A-1, 2-A-1, 3-A-1 and 4-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America(R)

March 7, 2005

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

.. Preliminary Summary of Certificates (To Roll)                     pg.  3

.. Preliminary Summary of Certificates (To Maturity)                 pg.  4

.. Preliminary Summary of Terms                                      pg.  5

.. Preliminary Credit Support                                        pg. 11

.. Preliminary Priority of Distributions                             pg. 11

.. Preliminary Bond Summary (To Roll)                                pg. 12

.. Preliminary Bond Summary (To Maturity)                            pg. 14

.. Collateral Characteristics (Group 1)                              pg. 16

.. Collateral Characteristics (Group 2)                              pg. 22

.. Collateral Characteristics (Group 3)                              pg. 29

.. Collateral Characteristics (Group 4)                              pg. 36

Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                      Preliminary Summary of Certificates
---------------------------------------------------------------------------------------------------------------
                                                 To Roll/(1)/
---------------------------------------------------------------------------------------------------------------
                                                                           Expected
                                                     Est.   Est. Prin.   Maturity to               Expected
           Approx.                                   WAL      Window      Roll @ 25%   Delay        Ratings
Class    Size /(2)/     Interest - Principal Type   (yrs)      (mos)         CPR        Days   (Fitch/ Moody's)
-----   ------------   --------------------------   -----   ----------   -----------   -----   ----------------
Offered Certificates
1-A-1   $ 22,788,000   Variable - Pass-thru /(3)/    1.97      1 - 36      3/25/08       24        AAA / Aaa
2-A-1    176,994,000   Variable - Pass-thru /(4)/    2.56      1 - 59      2/25/10       24        AAA / Aaa
3-A-1     50,465,000   Variable - Pass-thru /(5)/    2.90      1 - 83      2/25/12       24        AAA / Aaa
4-A-1     51,777,000   Variable - Pass-thru /(6)/    3.17     1 - 119      2/25/15       24        AAA / Aaa
Not Offered Hereunder
B-1     $  5,467,000                                                                                    N.A.
B-2        1,874,000                                                                                    N.A.
B-3        1,249,000                                                                                    N.A.
B-4          625,000                                                                                    N.A.
B-5          468,000                                                                                    N.A.
B-6          625,190                                                                                    N.A.
1-A-R            100                                                                                    N.A.
1-IO             TBD   Fixed -Interest Only                                                             N.A.
2-IO             TBD   Fixed -Interest Only                                                             N.A.
---------------------------------------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of March 2008, February 2010, February 2012 and February 2015, respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date occurring prior to April 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in
     the month preceding the month of such Distribution Date) minus [   ]% . For
                                                                     ---
     each Distribution Date occurring in the month of or after April 2008, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to March 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in
     the month preceding the month of such Distribution Date) minus [   ]%. For
                                                                     ---
     each Distribution Date occurring in the month of or after March 2010, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to March 2012, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in
     the month preceding the month of such Distribution Date) minus [   ]%. For
                                                                     ---
     each Distribution Date occurring in the month of or after March 2012, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date occurring prior to March 2015, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in
     the month preceding the month of such Distribution Date) minus [   ]%. For
                                                                     ---
     each Distribution Date occurring in the month of or after March 2015, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                        Preliminary Summary of Certificates
------------------------------------------------------------------------------------------------------------------
                                                    To Maturity
------------------------------------------------------------------------------------------------------------------
                                                    Est.    Est. Prin.      Expected                  Expected
           Approx.                                  WAL       Window          Final       Delay        Ratings
Class     Size /(1)/   Interest - Principal Type   (yrs)   (mos) /(2)/   Maturity /(2)/    Days   (Fitch/ Moody's)
-----   ------------   -------------------------   -----   -----------   --------------   -----   ----------------
Offered Certificates
1-A-1   $ 22,788,000   Variable - Pass-thru /(3)/   3.26     1 - 360         3/25/35        24        AAA/Aaa
2-A-1    176,994,000   Variable - Pass-thru /(4)/   3.30     1 - 360         3/25/35        24        AAA/Aaa
3-A-1     50,465,000   Variable - Pass-thru /(5)/   3.30     1 - 360         3/25/35        24        AAA/Aaa
4-A-1     51,777,000   Variable - Pass-thru /(6)/   3.33     1 - 360         3/25/35        24        AAA/Aaa
------------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date occurring prior to April 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in
     the month preceding the month of such Distribution Date) minus [   ]%. For
                                                                     ---
     each Distribution Date occurring in the month of or after April 2008, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to March 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in
     the month preceding the month of such Distribution Date) minus [   ]%. For
                                                                     ---
     each Distribution Date occurring in the month of or after March 2010, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to March 2012, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in
     the month preceding the month of such Distribution Date) minus [   ]%. For
                                                                     ---
     each Distribution Date occurring in the month of or after March 2012, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date occurring prior to March 2015, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in
     the month preceding the month of such Distribution Date) minus [   ]%. For
                                                                     ---
     each Distribution Date occurring in the month of or after March 2015, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                     Banc of America Mortgage Securities, Inc.
                                 Mortgage Pass-Through Certificates, Series
                                 2005-C

Lead Manager (Book Runner):      Banc of America Securities LLC

Co-Managers:                     Bear, Stearns & Co. Inc. and Lehman Brothers
                                 Inc.

Seller and Servicer:             Bank of America, N.A.

Trustee:                         Wells Fargo Bank, N.A.

Rating Agencies:                 Fitch Ratings (Class A Certificates and
                                 Subordinate Certificates) and Moody's Investors
                                 Service, Inc. (Class A Certificates).

Transaction Size:                $312,332,290

Securities Offered:              $22,788,000 Class 1-A-1 Certificates
                                 $176,994,000 Class 2-A-1 Certificates
                                 $50,465,000 Class 3-A-1 Certificates
                                 $51,777,000 Class 4-A-1 Certificates

Group 1 Collateral:              3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 45.73% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 64.99% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately
                                 5.78% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:              7/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 50.02% of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 4 Collateral:              10/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 4 Mortgage Loans
                                 have a fixed interest rate for approximately 10
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 67.93% of
                                 the Group 4 Mortgage Loans require only
                                 payments of interest until the month following
                                 the first rate adjustment date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Expected Pricing Date:           Week of March 7, 2005

Expected Closing Date:           On or about March 30, 2005

Distribution Date:               25th of each month, or the next succeeding
                                 business day (First Distribution Date: April
                                 25, 2005)

Cut-Off Date:                    March 1, 2005

Class A Certificates:            Class 1-A-1, 1-A-R, 2-A-1, 3-A-1 and 4-A-1
                                 Certificates (the "Class A Certificates"). The
                                 Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1 and 1-A-R

Group 2-A Certificates:          Class 2-A-1

Group 3-A Certificates:          Class 3-A-1

Group 4-A Certificates:          Class 4-A-1

Day Count:                       30/360

Group 1, Group 2, Group 3 and    25% CPR
Group 4 Prepayment Speed:

Clearing:                        DTC, Clearstream and Euroclear

                                 Original Certificate      Minimum       Incremental
Denominations:                           Form           Denominations   Denominations
--------------                   --------------------   -------------   -------------
Class A Offered Certificates          Book Entry            $1,000            $1

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of SMMEA.

Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 aggregate Stated Principal Balance of the
                                 Mortgage Loans declines to 10% or less of the
                                 aggregate unpaid Principal Balance as of the
                                 Cut-Off Date ("Cut-Off Date Pool Principal
                                 Balance").
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Priority of Distributions: The
                                 Senior Principal Distribution Amount for Group
                                 1 will generally be allocated first to the Class 1-A-R Certificates and then to the Class
                                 1-A-1 Certificates until their class balances have been reduced to zero. The Senior Principal
                                 Distribution Amount for Group 2 will generally be allocated to the Class 2-A-1 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 Certificates until their class balance has been reduced to zero. The Senior
                                 Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1
                                 Certificates until their class balance has been reduced to zero. The Subordinate Principal
                                 Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of one or more of the other Groups (Please see the Priority of Distributions section.)

Interest Accrual:                Interest will accrue on the Class 1-A-1, Class
                                 2-A-1, Class 3-A-1 and Class 4-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest Accrual Period"). The initial
                                 Interest Accrual Period will be deemed to have commenced on March 1, 2005. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the class balances thereof on the Distribution
                                 Date in that Interest Accrual Period are made on the first day of the Interest Accrual
                                 Period. Interest will be calculated on the basis of a 360-day year consisting of twelve
                                 30-day months.

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments
                                 received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing
                                 compensation payable to the Servicer in respect
                                 of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee. The
                                 Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a
                                 rate (the "Administrative Fee Rate") equal to
                                 the sum of the Servicing Fee Rate for such
                                 Mortgage Loan and the Trustee Fee Rate. The
                                 "Trustee Fee Rate" will be 0.0075% per annum.
                                 The Servicing Fee Rate for Loan Group 1 will be
                                 0.375% per annum and the Servicing Fee Rate for
                                 Loan Group 2, Loan Group 3 and Loan Group 4
                                 will be 0.250% per annum.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Compensating Interest:           The aggregate servicing fee payable to the
                                 Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:        The Pool Distribution Amount for each Loan
                                 Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                 Servicing Fee) and principal due on the
                                 Mortgage Loans in such Loan Group on the due date in the month of such Distribution Date, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage
                                 Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage
                                 Loans in such Loan Group during the calendar month preceding the month of such Distribution
                                 Date; and (iv) any substitution adjustment payments in connection with any defective
                                 Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution
                                 Amounts will not include any profit received by the Servicer on the foreclosure of a Mortgage
                                 Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Loan Group for any Distribution Date will equal
                                 100% minus the Senior Prepayment Percentage for
                                 such Loan Group for such date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Prepayment                For the following Distribution Dates, will be
Percentage:                      as follows:

                                 Distribution Date               Senior Prepayment Percentage
                                 -----------------               ----------------------------
                                 April 2005 through March 2012   100%;

                                 April 2012 through March 2013   the applicable  Senior Percentage plus,
                                                                 70% of the applicable Subordinate
                                                                 Percentage;

                                 April 2013 through March 2014   the applicable  Senior Percentage plus,
                                                                 60% of the applicable Subordinate
                                                                 Percentage;

                                 April 2014 through March 2015   the applicable  Senior Percentage plus,
                                                                 40% of the applicable Subordinate
                                                                 Percentage;

                                 April 2015 through March 2016   the applicable  Senior Percentage plus,
                                                                 20% of the applicable Subordinate
                                                                 Percentage;

                                 April 2016 and thereafter       the applicable Senior Percentage;

                                 provided, however,

                                 (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on any
                                      Distribution Date prior to the April 2008
                                      Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                                 (iii) if for each Group of Certificates on or
                                      after the April 2008 Distribution Date,
                                      prior to giving effect to any
                                      distributions, the Aggregate Subordinate
                                      Percentage is greater than or equal to
                                      twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                                 (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related due date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                                 Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage
                                 for such Loan Group of the amounts described in
                                 clauses (a) through (d) of the definition of
                                 "Principal Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of
                                 the amounts described in clauses (e) and (f) of
                                 the definition of "Principal Amount" for such
                                 Loan Group and such Distribution Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Preliminary Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (3.30%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.55%)
                      -------------------------------------
                                    Class B-2
                             Credit Support (0.95%)
                      -------------------------------------    Order of
        Priority of                 Class B-3                    Loss
          Payment            Credit Support (0.55%)           Allocation
                      -------------------------------------
                                    Class B-4
                             Credit Support (0.35%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.20%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
                             First, to the Trustee;
--------------------------------------------------------------------------------
                                        |
--------------------------------------------------------------------------------
     Second, to the Class 1-IO and Class 2-IO Certificates to pay Interest;
--------------------------------------------------------------------------------
                                        |
--------------------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
--------------------------------------------------------------------------------
                                        |
--------------------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal;
--------------------------------------------------------------------------------
                                        |
--------------------------------------------------------------------------------
 Fifth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with
          Class B-1 Certificates, until each class balance is zero; and
--------------------------------------------------------------------------------
                                        |
--------------------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Roll /(1)/
--------------------------------------------------------------------------------

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.220        4.200        4.188        4.175        4.160        4.126        4.082
Average Life (Years)        2.733        2.330        2.143        1.967        1.802        1.501        1.236
Modified Duration           2.521        2.158        1.990        1.831        1.681        1.407        1.165
Principal Window Begin   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005
Principal Window End     03/25/2008   03/25/2008   03/25/2008   03/25/2008   03/25/2008   03/25/2008   03/25/2008
Principal # Months           36           36           36           36           36           36           36

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.591        4.568        4.554        4.538        4.521        4.479        4.426
Average Life (Years)        4.266        3.306        2.912        2.565        2.258        1.750        1.359
Modified Duration           3.759        2.946        2.610        2.312        2.048        1.607        1.262
Principal Window Begin   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005
Principal Window End     02/25/2010   02/25/2010   02/25/2010   02/25/2010   02/25/2010   02/25/2010   02/25/2010
Principal # Months           59           59           59           59           59           59           59

     /(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group
          2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of March 2008, February 2010, February 2012 and February 2015 respectively.

Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Roll/(1)/
--------------------------------------------------------------------------------

3-A-1
-------------------------------------------------------------------------------------------------------------------------
CPR                                  5%           15%         20%           25%          30%          40%          50%
-------------------------------------------------------------------------------------------------------------------------
Yield at 100-28                    4.986        4.888        4.830        4.764         4.689        4.511        4.292
Average Life (Years)               5.643        4.005        3.403        2.899         2.479        1.838        1.387
Modified Duration                  4.709        3.430        2.950        2.546         2.203        1.671        1.287
Principal Window Begin           04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005
Principal Window End             02/25/2012   02/25/2012   02/25/2012   02/25/2012   02/25/2012   02/25/2012   02/25/2012
Principal # Months                   83           83           83           83           83           83           83

4-A-1
-------------------------------------------------------------------------------------------------------------------------
CPR                                  5%           15%          20%          25%          30%          40%          50%
-------------------------------------------------------------------------------------------------------------------------
Yield at 101-00                    5.134        5.016        4.945        4.864         4.774        4.565        4.314
Average Life (Years)               7.521        4.748        3.859        3.171         2.636        1.886        1.401
Modified Duration                  5.890        3.904        3.245        2.723         2.308        1.704        1.297
Principal Window Begin           04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005
Principal Window End             02/25/2015   02/25/2015   02/25/2015   02/25/2015   02/25/2015   02/25/2015   02/25/2015
Principal # Months                  119          119          119          119           119          119          119

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of March 2008, February 2010, February 2012 and February 2015 respectively.

Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             5.084        4.846        4.736        4.633        4.537        4.368        4.224
Average Life (Years)       11.523        5.423        4.123        3.264        2.660        1.878        1.394
Modified Duration           7.807        4.322        3.443        2.817        2.352        1.714        1.297
Principal Window Begin   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005
Principal Window End     03/25/2035   03/25/2035   03/25/2035   03/25/2035   03/25/2035   03/25/2035   05/25/2031
Principal # Months           360          360          360          360          360          360          314

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             5.130        4.904        4.811        4.730        4.660        4.546        4.455
Average Life (Years)       11.766        5.510        4.180        3.302        2.686        1.891        1.400
Modified Duration           7.932        4.361        3.463        2.826        2.355        1.712        1.294
Principal Window Begin   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005
Principal Window End     03/25/2035   03/25/2035   03/25/2035   03/25/2035   03/25/2035   03/25/2035   08/25/2033
Principal # Months           360          360          360          360          360          360          341

Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

3-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-28             5.237        5.034        4.936        4.838        4.740        4.532        4.299
Average Life (Years)       11.798        5.510        4.175        3.296        2.681        1.887        1.397
Modified Duration           7.781        4.291        3.416        2.795        2.335        1.705        1.294
Principal Window Begin   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005
Principal Window End     03/25/2035   03/25/2035   03/25/2035   03/25/2035   03/25/2035   03/25/2035   05/25/2032
Principal # Months           360          360          360          360          360          360          326

4-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             5.261        5.075        4.983        4.887        4.787        4.568        4.315
Average Life (Years)       12.209        5.622        4.239        3.333        2.704        1.896        1.402
Modified Duration           7.955        4.341        3.444        2.812        2.346        1.711        1.298
Principal Window Begin   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005
Principal Window End     03/25/2035   03/25/2035   03/25/2035   03/25/2035   03/25/2035   03/25/2035   06/25/2032
Principal # Months           360          360          360          360          360          360          327

Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 45.73% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                        $23,565,772
Total Number of Loans                                          47
Average Loan Principal Balance                        $   501,399       $359,650 to $1,000,000
WA Gross Coupon                                             5.033%             4.500% to 5.625%
WA FICO                                                       738                   630 to 813
WA Original Term (mos.)                                       360                   360 to 360
WA Remaining Term (mos.)                                      360                   359 to 360
WA OLTV                                                     74.78%             57.51% to 80.00%
WA Months to First Rate Adjustment Date                 36 months              35 to 36 months
Gross Margin                                                2.250%
WA Rate Ceiling                                            11.033%           10.500% to 11.625%
Geographic Concentration of Mortgaged Properties   CA       34.56%
(Top 5 States) based on the Aggregate Stated       FL       20.34%
Principal Balance                                  CO        4.24%
                                                   NC        3.68%
                                                   MD        3.67%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
Primary Residence                    36       $17,481,782.11         74.18%
Second Home                           9         5,087,762.66         21.59
Investor Property                     2           996,227.27          4.23
-------------------------------------------------------------------------------
Total:                               47       $23,565,772.04        100.00%
===============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
Single Family Residence              27       $13,084,403.80         55.52%
PUD-Detached                          9         4,807,884.82         20.40
Condominium                           8         4,065,483.42         17.25
PUD-Attached                          2           964,000.00          4.09
2-Family                              1           644,000.00          2.73
-------------------------------------------------------------------------------
Total:                               47       $23,565,772.04        100.00%
===============================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
Purchase                             33       $16,350,005.82         69.38%
Refinance-Cashout                     9         3,880,104.35         16.46
Refinance-Rate/Term                   5         3,335,661.87         14.15
-------------------------------------------------------------------------------
Total:                               47       $23,565,772.04        100.00%
===============================================================================

Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                          Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
California                           17       $ 8,143,534.62         34.56%
Florida                               9         4,793,651.00         20.34
Colorado                              1         1,000,000.00          4.24
North Carolina                        2           867,600.00          3.68
Maryland                              2           864,620.00          3.67
Virginia                              2           839,440.00          3.56
South Carolina                        1           660,000.00          2.80
New York                              1           644,000.00          2.73
Missouri                              1           620,000.00          2.63
Rhode Island                          1           600,000.00          2.55
Hawaii                                1           582,000.00          2.47
Georgia                               1           556,640.00          2.36
Illinois                              1           500,000.00          2.12
Massachusetts                         1           499,426.48          2.12
Tennessee                             1           498,661.87          2.12
Arizona                               1           411,800.00          1.75
Maine                                 1           380,000.00          1.61
Michigan                              1           369,600.00          1.57
Utah                                  1           368,000.00          1.56
Washington                            1           366,798.07          1.56
-------------------------------------------------------------------------------
Total:                               47       $23,565,772.04        100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 4.24% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

    California State Distribution of the Mortgaged Properties of the Group 1
                                 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                 Mortgage      Balance as of    Balance of the California
California State Distribution      Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Southern California                  10        $4,608,996.50              56.60%
Northern California                   7         3,534,538.12              43.40
-----------------------------------------------------------------------------------------
Total:                               17        $8,143,534.62             100.00%
=========================================================================================

Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
350,000.01 - 400,000.00              14       $ 5,301,525.37         22.50%
400,000.01 - 450,000.00               7         2,974,895.94         12.62
450,000.01 - 500,000.00               9         4,383,424.30         18.60
500,000.01 - 550,000.00               4         2,108,000.93          8.95
550,000.01 - 600,000.00               6         3,494,902.25         14.83
600,000.01 - 650,000.00               2         1,264,000.00          5.36
650,000.01 - 700,000.00               3         2,039,023.25          8.65
950,000.01 - 1,000,000.00             2         2,000,000.00          8.49
------------------------------------------------------------------------------
Total:                               47       $23,565,772.04        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $501,399.

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
55.01 - 60.00                         1       $   475,000.00          2.02%
60.01 - 65.00                         5         2,513,000.00         10.66
65.01 - 70.00                         7         3,244,048.15         13.77
70.01 - 75.00                         7         4,172,811.50         17.71
75.01 - 80.00                        27        13,160,912.39         55.85
------------------------------------------------------------------------------
Total:                               47       $23,565,772.04        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 74.78%.

Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates(%)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.251 - 4.500                         1       $   400,000.00          1.70%
4.501 - 4.750                         8         4,481,469.66         19.02
4.751 - 5.000                        14         7,079,211.43         30.04
5.001 - 5.250                        15         7,517,439.86         31.90
5.251 - 5.500                         8         3,648,211.09         15.48
5.501 - 5.750                         1           439,440.00          1.86
------------------------------------------------------------------------------
Total:                               47       $23,565,772.04        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 5.033% per annum.

                   Gross Margin of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                                47       $23,565,772.04        100.00%
------------------------------------------------------------------------------
Total:                               47       $23,565,772.04        100.00%
==============================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
10.251 - 10.500                       1       $   400,000.00          1.70%
10.501 - 10.750                       8         4,481,469.66         19.02
10.751 - 11.000                      14         7,079,211.43         30.04
11.001 - 11.250                      15         7,517,439.86         31.90
11.251 - 11.500                       8         3,648,211.09         15.48
11.501 - 11.750                       1           439,440.00          1.86
------------------------------------------------------------------------------
Total:                               47       $23,565,772.04        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 11.033% per annum.

Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
February 1, 2008                     21       $10,492,269.04         44.52%
March 1, 2008                        26        13,073,503.00         55.48
------------------------------------------------------------------------------
Total:                               47       $23,565,772.04        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 36 months.

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
341 - 360                            47       $23,565,772.04        100.00%
------------------------------------------------------------------------------
Total:                               47       $23,565,772.04        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 360 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             2       $ 1,003,426.48          4.26%
751 - 800                            15         8,009,815.25         33.99
701 - 750                            21        10,111,313.01         42.91
651 - 700                             7         3,504,677.30         14.87
601 - 650                             2           936,540.00          3.97
------------------------------------------------------------------------------
Total:                               47       $23,565,772.04        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 64.99% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 5.78% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                         Collateral Summary   Range (if applicable)
                                                         ------------------   ---------------------
Total Outstanding Loan Balance                                $183,034,323
Total Number of Loans                                                  375
Average Loan Principal Balance                                $    488,092    $65,000 to $1,493,778
WA Gross Coupon                                                      5.047%         3.750% to 6.000%
WA FICO                                                                736               620 to 818
WA Original Term (mos.)                                                360               240 to 360
WA Remaining Term (mos.)                                               359               240 to 360
WA OLTV                                                              71.97%         21.74% to 95.00%
WA Months to First Rate Adjustment Date                          59 months          56 to 60 months
Gross Margin                                                         2.250%
WA Rate Ceiling                                                     10.047%        8.750% to 11.000%
Geographic Concentration of Mortgaged Properties         CA          53.15%
(Top 5 States) based on the Aggregate Stated Principal   FL          12.06%
Balance                                                  VA           3.74%
                                                         NC           3.24%
                                                         SC           2.98%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
Occupancy                          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   340       $165,450,718.72        90.39%
Second Home                          29         15,229,861.32         8.32
Investor Property                     6          2,353,742.86         1.29
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
Property Type                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             210       $103,660,946.48        56.63%
PUD-Detached                        102         50,000,016.75        27.32
Condominium                          50         23,255,622.55        12.71
PUD-Attached                          9          4,032,807.12         2.20
Cooperative                           1            825,000.00         0.45
2-Family                              2            771,930.00         0.42
3-Family                              1            488,000.00         0.27
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
Purpose                            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                            231       $118,691,837.83        64.85%
Refinance-Rate/Term                  81         38,158,773.11        20.85
Refinance-Cashout                    63         26,183,711.96        14.31
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90       100.00%
==============================================================================

Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                          Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
Geographic Area                    Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          184       $ 97,279,706.46        53.15%
Florida                              60         22,076,782.15        12.06
Virginia                             13          6,841,529.02         3.74
North Carolina                       11          5,932,100.00         3.24
South Carolina                       10          5,461,119.51         2.98
Maryland                             13          5,277,084.12         2.88
Nevada                               10          4,420,442.00         2.42
Texas                                 7          3,807,788.18         2.08
Arizona                               8          3,527,185.95         1.93
District of Columbia                  5          3,372,554.75         1.84
Washington                            8          3,293,816.03         1.80
Illinois                              7          3,157,450.00         1.73
Massachusetts                         6          3,008,065.54         1.64
New York                              4          2,717,000.00         1.48
Tennessee                             5          2,360,711.36         1.29
Georgia                               3          2,095,000.00         1.14
Colorado                              4          1,621,900.00         0.89
New Mexico                            3          1,619,200.00         0.88
New Jersey                            3          1,356,280.81         0.74
Connecticut                           2            947,295.50         0.52
Missouri                              2            902,036.70         0.49
Indiana                               2            671,483.94         0.37
Oregon                                1            447,497.99         0.24
Minnesota                             1            400,792.89         0.22
Kansas                                1            201,600.00         0.11
Pennsylvania                          1            122,400.00         0.07
Michigan                              1            115,500.00         0.06
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.32% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                Aggregate             Cut-Off Date
                                 Number Of   Stated Principal        Pool Principal
                                  Mortgage     Balance as of    Balance of the California
California State Distribution      Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Northern California                 100       $55,895,750.11              57.46%
Southern California                  84        41,383,956.35              42.54
-----------------------------------------------------------------------------------------
Total:                              184       $97,279,706.46             100.00%
=========================================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
50,000.01 - 100,000.00                2       $    161,499.41          0.09%
100,000.01 - 150,000.00               9          1,133,676.58          0.62
150,000.01 - 200,000.00              12          2,087,210.24          1.14
200,000.01 - 250,000.00              11          2,453,868.77          1.34
250,000.01 - 300,000.00               4          1,069,945.61          0.58
300,000.01 - 350,000.00               9          2,946,299.76          1.61
350,000.01 - 400,000.00              63         23,989,343.45         13.11
400,000.01 - 450,000.00              66         28,199,818.51         15.41
450,000.01 - 500,000.00              64         30,764,964.87         16.81
500,000.01 - 550,000.00              32         16,746,801.37          9.15
550,000.01 - 600,000.00              30         17,214,911.68          9.41
600,000.01 - 650,000.00              21         13,127,182.73          7.17
650,000.01 - 700,000.00              13          8,780,385.94          4.80
700,000.01 - 750,000.00              12          8,699,836.82          4.75
750,000.01 - 800,000.00               6          4,711,000.00          2.57
800,000.01 - 850,000.00               4          3,267,700.00          1.79
850,000.01 - 900,000.00               4          3,479,000.00          1.90
900,000.01 - 950,000.00               2          1,838,119.00          1.00
950,000.01 - 1,000,000.00             7          6,949,020.41          3.80
1,000,000.01 - 1,500,000.00           4          5,413,737.75          2.96
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $488,092.

Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
      Ratios (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
20.01 - 25.00                         1       $    391,290.00          0.21%
25.01 - 30.00                         2          1,018,687.03          0.56
30.01 - 35.00                         1            170,397.37          0.09
35.01 - 40.00                         4          2,131,692.48          1.16
40.01 - 45.00                        10          5,869,793.00          3.21
45.01 - 50.00                        12          5,007,721.89          2.74
50.01 - 55.00                        16          6,765,610.28          3.70
55.01 - 60.00                        16          7,761,164.32          4.24
60.01 - 65.00                        25         12,623,412.50          6.90
65.01 - 70.00                        34         18,323,516.31         10.01
70.01 - 75.00                        39         20,335,773.28         11.11
75.01 - 80.00                       205         99,403,546.50         54.31
85.01 - 90.00                         5          1,813,947.18          0.99
90.01 - 95.00                         5          1,417,770.76          0.77
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 71.97%.

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.501 - 3.750                         3       $  1,495,323.73          0.82%
3.751 - 4.000                         5          2,462,722.94          1.35
4.001 - 4.250                         8          4,704,941.94          2.57
4.251 - 4.500                        19          8,499,292.22          4.64
4.501 - 4.750                        50         24,364,382.57         13.31
4.751 - 5.000                       101         50,784,579.82         27.75
5.001 - 5.250                        88         42,606,999.09         23.28
5.251 - 5.500                        74         35,950,816.45         19.64
5.501 - 5.750                        20          9,190,834.14          5.02
5.751 - 6.000                         7          2,974,430.00          1.63
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 5.047% per annum.

Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

                   Gross Margin of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               375       $183,034,322.90        100.00%
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90        100.00%
==============================================================================

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans      Cut-Off Date          Balance
------------------------------------------------------------------------------
8.501 - 8.750                         3       $  1,495,323.73          0.82%
8.751 - 9.000                         5          2,462,722.94          1.35
9.001 - 9.250                         8          4,704,941.94          2.57
9.251 - 9.500                        19          8,499,292.22          4.64
9.501 - 9.750                        50         24,364,382.57         13.31
9.751 - 10.000                      101         50,784,579.82         27.75
10.001 - 10.250                      88         42,606,999.09         23.28
10.251 - 10.500                      74         35,950,816.45         19.64
10.501 - 10.750                      20          9,190,834.14          5.02
10.751 - 11.000                       7          2,974,430.00          1.63
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 10.047% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
November 1, 2009                      7       $  1,393,329.11          0.76%
December 1, 2009                     20          7,000,584.06          3.82
January 1, 2010                      12          2,654,081.00          1.45
February 1, 2010                    146         73,606,679.89         40.21
March 1, 2010                       190         98,379,648.84         53.75
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90        100.00%
==============================================================================

Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
221 - 240                             1       $    488,143.00         0.27%
341 - 360                           374        182,546,179.90        99.73
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                            19       $ 11,058,653.23         6.04%
751 - 800                           145         72,644,702.57        39.69
701 - 750                           119         56,881,642.31        31.08
651 - 700                            74         33,181,160.31        18.13
601 - 650                            17          8,791,383.67         4.80
Not Scored                            1            476,780.81         0.26
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 50.02% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                           $52,187,559
Total Number of Loans                                             98
Average Loan Principal Balance                           $   532,526    $360,000 to $1,052,000
WA Gross Coupon                                                5.443%          4.375% to 6.125%
WA FICO                                                          740                645 to 804
WA Original Term (mos.)                                          360                360 to 360
WA Remaining Term (mos.)                                         359                353 to 360
WA OLTV                                                        70.60%          25.08% to 88.94%
WA Months to First Rate Adjustment Date                    83 months           71 to 84 months
Gross Margin                                                   2.250%
WA Rate Ceiling                                               10.448%         9.375% to 11.500%
Geographic Concentration of Mortgaged Properties   CA          43.50%
(Top 5 States) based on the Aggregate Stated       FL           8.92%
Principal Balance                                  VA           8.42%
                                                   MA           3.96%
                                                   NC           3.85%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                29
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    88       $46,956,235.75         89.98%
Second Home                           9         4,677,901.78          8.96
Investor Property                     1           553,421.58          1.06
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              60       $32,440,104.00         62.16%
PUD-Detached                         26        14,184,195.25         27.18
Condominium                           8         3,948,198.90          7.57
PUD-Attached                          3         1,175,542.57          2.25
Cooperative                           1           439,518.39          0.84
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             58       $30,662,089.28         58.75%
Refinance-Cashout                    22        11,319,405.48         21.69
Refinance-Rate/Term                  18        10,206,064.35         19.56
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                          Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           39       $22,699,203.18         43.50%
Florida                              10         4,657,104.84          8.92
Virginia                              9         4,396,548.02          8.42
Massachusetts                         4         2,068,433.91          3.96
North Carolina                        4         2,011,151.31          3.85
Washington                            4         1,942,226.30          3.72
Georgia                               4         1,895,473.46          3.63
South Carolina                        3         1,479,769.29          2.84
New Jersey                            3         1,473,548.13          2.82
Illinois                              2         1,443,524.89          2.77
Texas                                 2         1,385,791.47          2.66
Arizona                               2         1,019,000.00          1.95
District of Columbia                  2           878,257.39          1.68
Maryland                              2           802,098.75          1.54
Colorado                              1           584,374.60          1.12
Kansas                                1           584,328.98          1.12
Connecticut                           1           553,421.58          1.06
Pennsylvania                          1           549,308.01          1.05
Missouri                              1           500,000.00          0.96
New York                              1           460,000.00          0.88
Maine                                 1           438,780.00          0.84
Nevada                                1           365,215.00          0.70
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.02% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
California State Distribution      Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Southern California                  21       $11,754,833.28              51.79%
Northern California                  18        10,944,369.90              48.21
-----------------------------------------------------------------------------------------
Total:                               39       $22,699,203.18             100.00%
=========================================================================================

Banc of America Securities LLC                                                31
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
350,000.01 - 400,000.00              14       $ 5,328,138.01         10.21%
400,000.01 - 450,000.00              20         8,511,146.02         16.31
450,000.01 - 500,000.00              23        11,076,807.30         21.22
500,000.01 - 550,000.00              10         5,324,699.37         10.20
550,000.01 - 600,000.00              11         6,326,327.08         12.12
600,000.01 - 650,000.00               5         3,110,834.90          5.96
650,000.01 - 700,000.00               5         3,389,691.04          6.50
700,000.01 - 750,000.00               2         1,449,252.88          2.78
850,000.01 - 900,000.00               2         1,738,000.00          3.33
900,000.01 - 950,000.00               1           904,062.51          1.73
950,000.01 - 1,000,000.00             3         2,956,600.00          5.67
1,000,000.01 - 1,500,000.00           2         2,072,000.00          3.97
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $532,526.

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
25.01 - 30.00                         1       $   748,466.92          1.43%
35.01 - 40.00                         1           374,177.20          0.72
40.01 - 45.00                         1           365,233.91          0.70
45.01 - 50.00                         2         1,408,000.00          2.70
50.01 - 55.00                         2           894,339.96          1.71
55.01 - 60.00                        12         7,351,092.61         14.09
60.01 - 65.00                         6         2,891,022.72          5.54
65.01 - 70.00                        12         7,342,390.85         14.07
70.01 - 75.00                         9         4,967,879.60          9.52
75.01 - 80.00                        51        25,450,763.87         48.77
85.01 - 90.00                         1           394,191.47          0.76
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 70.60%.

Banc of America Securities LLC                                                32
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.251 - 4.500                         3       $ 1,304,892.03          2.50%
4.501 - 4.750                         3         1,520,678.94          2.91
4.751 - 5.000                         7         4,162,641.48          7.98
5.001 - 5.250                        19        10,411,344.69         19.95
5.251 - 5.500                        25        13,069,276.30         25.04
5.501 - 5.750                        28        14,544,894.17         27.87
5.751 - 6.000                        12         6,775,831.50         12.98
6.001 - 6.250                         1           398,000.00          0.76
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 5.443% per annum.

                   Gross Margin of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                                98       $52,187,559.11        100.00%
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

Banc of America Securities LLC                                                33
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.251 - 9.500                         3       $ 1,304,892.03          2.50%
9.501 - 9.750                         3         1,520,678.94          2.91
9.751 - 10.000                        7         4,162,641.48          7.98
10.001 - 10.250                      19        10,411,344.69         19.95
10.251 - 10.500                      25        13,069,276.30         25.04
10.501 - 10.750                      27        14,150,702.70         27.12
10.751 - 11.000                      12         6,775,831.50         12.98
11.001 - 11.250                       1           398,000.00          0.76
11.251 - 11.500                       1           394,191.47          0.76
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 10.448% per annum.

         First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
First Rate Adjustment             Mortgage     Balance as of    Pool Principal
Date                               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
February 1, 2011                      1       $   545,627.43          1.05%
December 1, 2011                      1           394,191.47          0.76
January 1, 2012                      29        14,929,454.07         28.61
February 1, 2012                     47        25,724,503.14         49.29
March 1, 2012                        20        10,593,783.00         20.30
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

Banc of America Securities LLC                                                34
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
341 - 360                            98       $52,187,559.11        100.00%
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             1       $   537,844.84          1.03%
751 - 800                            44        24,568,241.40         47.08
701 - 750                            34        17,780,352.11         34.07
651 - 700                            16         7,415,120.76         14.21
601 - 650                             2         1,016,000.00          1.95
Not Scored                            1           870,000.00          1.67
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                35
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 67.93% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   -----------------------
Total Outstanding Loan Balance                            $53,544,636
Total Number of Loans                                              90
Average Loan Principal Balance                            $   594,940   $368,800 to $1,450,800
WA Gross Coupon                                                 5.556%         4.750% to 6.125%
WA FICO                                                           747               622 to 813
WA Original Term (mos.)                                           359               240 to 360
WA Remaining Term (mos.)                                          357               239 to 360
WA OLTV                                                         67.92%         30.22% to 80.00%
WA Months to First Rate Adjustment Date                    119 months        116 to 120 months
Gross Margin                                                    2.250%
WA Rate Ceiling                                                10.556%        9.750% to 11.125%
Geographic Concentration of Mortgaged Properties   CA           39.61%
(Top 5 States) based on the Aggregate Stated       DC            7.05%
Principal Balance                                  VA            6.07%
                                                   NV            4.76%
                                                   MA            4.74%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                36
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    79       $47,310,844.50         88.36%
Second Home                          11         6,233,791.94         11.64
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              57       $34,104,938.19         63.69%
PUD-Detached                         27        15,691,263.75         29.31
Condominium                           4         2,790,975.74          5.21
Townhouse                             1           499,439.72          0.93
Cooperative                           1           458,019.04          0.86
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             64       $37,649,580.65         70.31%
Refinance-Rate/Term                  16        10,445,596.20         19.51
Refinance-Cashout                    10         5,449,459.59         10.18
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

Banc of America Securities LLC                                                37
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                          Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           35       $21,207,429.24         39.61%
District of Columbia                  5         3,776,000.43          7.05
Virginia                              6         3,251,411.83          6.07
Nevada                                4         2,547,894.42          4.76
Massachusetts                         4         2,538,119.40          4.74
South Carolina                        4         2,203,464.03          4.12
Maryland                              4         2,143,219.18          4.00
New York                              2         1,709,480.06          3.19
Florida                               3         1,646,426.45          3.07
Georgia                               3         1,618,700.16          3.02
North Carolina                        3         1,500,144.39           2.8
Tennessee                             2         1,469,998.45          2.75
Colorado                              2         1,429,250.00          2.67
Arizona                               2         1,136,900.00          2.12
Oregon                                2           783,091.94          1.46
Oklahoma                              1           738,750.00          1.38
Hawaii                                1           560,000.00          1.05
Illinois                              1           550,000.00          1.03
New Jersey                            1           505,500.00          0.94
New Mexico                            1           484,000.00          0.90
Connecticut                           1           479,436.46          0.90
Texas                                 1           449,520.00          0.84
Delaware                              1           423,900.00          0.79
Kansas                                1           392,000.00          0.73
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 4.33% of the Group 4
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 4 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
California State Distribution      Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Northern California                  23       $13,874,824.28              65.42%
Southern California                  12         7,332,604.96              34.58
-----------------------------------------------------------------------------------------
Total:                               35       $21,207,429.24             100.00%
=========================================================================================

Banc of America Securities LLC                                                38
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
350,000.01 - 400,000.00               9       $ 3,450,268.64          6.44%
400,000.01 - 450,000.00              12         5,079,955.63          9.49
450,000.01 - 500,000.00              16         7,676,786.33         14.34
500,000.01 - 550,000.00              13         6,893,982.11         12.88
550,000.01 - 600,000.00               9         5,184,261.29          9.68
600,000.01 - 650,000.00              11         6,892,935.91         12.87
650,000.01 - 700,000.00               4         2,696,443.38          5.04
700,000.01 - 750,000.00               3         2,197,222.00          4.10
750,000.01 - 800,000.00               1           800,000.00          1.49
800,000.01 - 850,000.00               1           820,000.00          1.53
900,000.01 - 950,000.00               2         1,854,215.00          3.46
950,000.01 - 1,000,000.00             6         5,953,243.81         11.12
1,000,000.01 - 1,500,000.00           3         4,045,322.34          7.56
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $594,940.

        Original Loan-To-Value Ratios of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
30.01 - 35.00                         2       $ 1,420,000.00          2.65%
35.01 - 40.00                         1           636,900.00          1.19
40.01 - 45.00                         6         3,238,418.30          6.05
45.01 - 50.00                         5         4,098,941.88          7.66
50.01 - 55.00                         4         1,994,361.29          3.72
55.01 - 60.00                         4         2,228,188.83          4.16
60.01 - 65.00                         6         3,852,991.13          7.20
65.01 - 70.00                         8         5,775,238.17         10.79
70.01 - 75.00                        13         9,858,104.49         18.41
75.01 - 80.00                        41        20,441,492.35         38.18
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 67.92%.

Banc of America Securities LLC                                                39
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.501 - 4.750                         1       $   425,464.03          0.79%
4.751 - 5.000                         5         3,691,165.04          6.89
5.001 - 5.250                        12         7,116,657.23         13.29
5.251 - 5.500                        25        14,109,443.30         26.35
5.501 - 5.750                        25        15,200,992.95         28.39
5.751 - 6.000                        21        12,482,913.89         23.31
6.001 - 6.250                         1           518,000.00          0.97
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 4 Mortgage Loans is expected to be approximately 5.556% per annum.

                   Gross Margin of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                                90       $53,544,636.44        100.00%
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

                Rate Ceilings of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.501 - 9.750                         1       $   425,464.03          0.79%
9.751 - 10.000                        5         3,691,165.04          6.89
10.001 - 10.250                      12         7,116,657.23         13.29
10.251 - 10.500                      25        14,109,443.30         26.35
10.501 - 10.750                      25        15,200,992.95         28.39
10.751 - 11.000                      21        12,482,913.89         23.31
11.001 - 11.250                       1           518,000.00          0.97
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

/(1)/  As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4
     Mortgage Loans is expected to be approximately 10.556% per annum.

Banc of America Securities LLC                                                40
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-C $302,024,000 (approximate)
--------------------------------------------------------------------------------

         First Rate Adjustment Date of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
November 1, 2014                      1       $   458,019.04          0.86%
January 1, 2015                      26        14,407,275.05         26.91
February 1, 2015                     52        32,014,172.35         59.79
March 1, 2015                        11         6,665,170.00         12.45
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 119 months.

               Remaining Terms of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
221 - 240                             1       $   608,919.40          1.14%
341 - 360                            89        52,935,717.04         98.86
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 357 months.

        Credit Scoring of Mortgagors of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             5       $ 2,195,265.20          4.10%
751 - 800                            40        23,861,425.90         44.56
701 - 750                            34        20,895,486.68         39.02
651 - 700                            10         6,046,644.40         11.29
601 - 650                             1           545,814.26          1.02
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                41
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-C
$302,024,000 (approximate)

Classes 1-A-1, 2-A-1, 3-A-1 and 4-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America(R)

March 7, 2005

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

.. Preliminary Summary of Certificates (To Roll)                           pg.  3

.. Preliminary Summary of Certificates (To Maturity)                       pg.  4

.. Preliminary Summary of Terms                                            pg.  5

.. Preliminary Credit Support                                              pg. 11

.. Preliminary Priority of Distributions                                   pg. 11

.. Preliminary Bond Summary (To Roll)                                      pg. 12

.. Preliminary Bond Summary (To Maturity)                                  pg. 14

.. Collateral Characteristics (Group 1)                                    pg. 16

.. Collateral Characteristics (Group 2)                                    pg. 22

.. Collateral Characteristics (Group 3)                                    pg. 29

.. Collateral Characteristics (Group 4)                                    pg. 36

                                                                               2

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                  To Roll /(1)/
--------------------------------------------------------------------------------

                                                                           Expected
                                                     Est.   Est. Prin.   Maturity to               Expected
           Approx.                                   WAL      Window      Roll @ 25%   Delay        Ratings
Class    Size /(2)/     Interest - Principal Type   (yrs)      (mos)         CPR        Days   (Fitch/ Moody's)
-----   ------------   --------------------------   -----   ----------   -----------   -----   ----------------
Offered Certificates
1-A-1   $ 22,788,000   Variable - Pass-thru /(3)/    1.97      1 - 36      3/25/08       24        AAA / Aaa
2-A-1    176,994,000   Variable - Pass-thru /(4)/    2.56      1 - 59      2/25/10       24        AAA / Aaa
3-A-1     50,465,000   Variable - Pass-thru /(5)/    2.90      1 - 83      2/25/12       24        AAA / Aaa
4-A-1     51,777,000   Variable - Pass-thru /(6)/    3.17     1 - 119      2/25/15       24        AAA / Aaa

Not Offered Hereunder
B-1     $  5,467,000                                                                                  N.A.
B-2        1,874,000                                                                                  N.A.
B-3        1,249,000                                                                                  N.A.
B-4          625,000                                                                                  N.A.
B-5          468,000                                                                                  N.A.
B-6          625,190                                                                                  N.A.
1-A-R            100                                                                                  N.A.
1-IO             TBD   Fixed -Interest Only                                                           N.A.
2-IO             TBD   Fixed -Interest Only                                                           N.A.

--------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of March 2008, February 2010, February 2012 and February 2015, respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date occurring prior to April 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in
     the month preceding the month of such Distribution Date) minus [   ]%. For
                                                                     ---
     each Distribution Date occurring in the month of or after April 2008, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to March 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in
     the month preceding the month of such Distribution Date) minus [   ]%. For
                                                                     ---
     each Distribution Date occurring in the month of or after March 2010, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to March 2012, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in
     the month preceding the month of such Distribution Date) minus [   ]%. For
                                                                     ---
     each Distribution Date occurring in the month of or after March 2012, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/  For each Distribution Date occurring prior to March 2015, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in
     the month preceding the month of such Distribution Date) minus [   ]%. For
                                                                     ---
     each Distribution Date occurring in the month of or after March 2015, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

                                                                               3

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

------------------------------------------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
------------------------------------------------------------------------------------------------------------------
                                   To Maturity
------------------------------------------------------------------------------------------------------------------
                                                    Est.    Est. Prin.      Expected                  Expected
           Approx.                                  WAL       Window          Final       Delay        Ratings
Class    Size /(1)/    Interest - Principal Type   (yrs)   (mos) /(2)/   Maturity /(2)/    Days   (Fitch/ Moody's)
-----   ------------   -------------------------   -----   -----------   --------------   -----   ----------------
Offered Certificates
1-A-1   $ 22,788,000    Variable - Pass-thru(3)     3.26     1 - 360         3/25/35        24        AAA / Aaa
2-A-1    176,994,000    Variable - Pass-thru(4)     3.30     1 - 360         3/25/35        24        AAA / Aaa
3-A-1     50,465,000    Variable - Pass-thru(5)     3.30     1 - 360         3/25/35        24        AAA / Aaa
4-A-1     51,777,000    Variable - Pass-thru(6)     3.33     1 - 360         3/25/35        24        AAA / Aaa
------------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date occurring prior to April 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in
     the month preceding the month of such Distribution Date) minus [   ]%. For
                                                                     ---
     each Distribution Date occurring in the month of or after April 2008, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to March 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in
     the month preceding the month of such Distribution Date) minus [   ]%. For
                                                                     ---
     each Distribution Date occurring in the month of or after March 2010, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to March 2012, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in
     the month preceding the month of such Distribution Date) minus [   ]%. For
                                                                     ---
     each Distribution Date occurring in the month of or after March 2012, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date occurring prior to March 2015, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in
     the month preceding the month of such Distribution Date) minus [   ]%. For
                                                                     ---
     each Distribution Date occurring in the month of or after March 2015, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

                                                                               4

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                     Banc of America Mortgage Securities, Inc.

                                 Mortgage Pass-Through Certificates, Series
                                 2005-C

Lead Manager (Book Runner):      Banc of America Securities LLC

Co-Managers:                     Bear, Stearns & Co. Inc. and Lehman Brothers
                                 Inc.

Seller and Servicer:             Bank of America, N.A.

Trustee:                         Wells Fargo Bank, N.A.

Rating Agencies:                 Fitch Ratings (Class A Certificates and
                                 Subordinate Certificates) and Moody's Investors
                                 Service, Inc. (Class A Certificates).

Transaction Size:                $312,332,290

Securities Offered:              $22,788,000 Class 1-A-1 Certificates

                                 $176,994,000 Class 2-A-1 Certificates

                                 $50,465,000 Class 3-A-1 Certificates

                                 $51,777,000 Class 4-A-1 Certificates

Group 1 Collateral:              3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 45.73% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 64.99% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately
                                 5.78% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:              7/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 50.02% of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 4 Collateral:              10/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 4 Mortgage Loans
                                 have a fixed interest rate for approximately 10
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 67.93% of
                                 the Group 4 Mortgage Loans require only
                                 payments of interest until the month following
                                 the first rate adjustment date.
--------------------------------------------------------------------------------

                                                                               5

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Expected Pricing Date:           Week of March 7, 2005

Expected Closing Date:           On or about March 30, 2005

Distribution Date:               25th of each month, or the next succeeding
                                 business day (First Distribution Date: April
                                 25, 2005)

Cut-Off Date:                    March 1, 2005

Class A Certificates:            Class 1-A-1, 1-A-R, 2-A-1, 3-A-1 and 4-A-1
                                 Certificates (the "Class A Certificates"). The
                                 Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1 and 1-A-R

Group 2-A Certificates:          Class 2-A-1

Group 3-A Certificates:          Class 3-A-1

Group 4-A Certificates:          Class 4-A-1

Day Count:                       30/360

Group 1, Group 2, Group 3 and    25% CPR
   Group 4 Prepayment Speed:

Clearing:                        DTC, Clearstream and Euroclear

                                 Original Certificate      Minimum       Incremental
Denominations:                           Form           Denominations   Denominations
--------------                   --------------------   -------------   -------------
   Class A Offered                    Book Entry            $1,000         $1
      Certificates

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of SMMEA.

Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 aggregate Stated Principal Balance of the
                                 Mortgage Loans declines to 10% or less of the
                                 aggregate unpaid Principal Balance as of the
                                 Cut-Off Date ("Cut-Off Date Pool Principal
                                 Balance").
--------------------------------------------------------------------------------

                                                                               6

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Priority of Distributions: The
                                 Senior Principal Distribution Amount for Group
                                 1 will generally be allocated first to the Class 1-A-R Certificates and then to the Class
                                 1-A-1 Certificates until their class balances have been reduced to zero. The Senior Principal
                                 Distribution Amount for Group 2 will generally be allocated to the Class 2-A-1 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 Certificates until their class balance has been reduced to zero. The Senior
                                 Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1
                                 Certificates until their class balance has been reduced to zero. The Subordinate Principal
                                 Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of one or more of the other Groups (Please see the Priority of Distributions section.)

Interest Accrual:                Interest will accrue on the Class 1-A-1, Class
                                 2-A-1, Class 3-A-1 and Class 4-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest Accrual Period"). The initial
                                 Interest Accrual Period will be deemed to have commenced on March 1, 2005. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the class balances thereof on the Distribution
                                 Date in that Interest Accrual Period are made on the first day of the Interest Accrual
                                 Period. Interest will be calculated on the basis of a 360-day year consisting of twelve
                                 30-day months.

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments
                                 received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing
                                 compensation payable to the Servicer in respect
                                 of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee. The
                                 Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a
                                 rate (the "Administrative Fee Rate") equal to
                                 the sum of the Servicing Fee Rate for such
                                 Mortgage Loan and the Trustee Fee Rate. The
                                 "Trustee Fee Rate" will be 0.0075% per annum.
                                 The Servicing Fee Rate for Loan Group 1 will be
                                 0.375% per annum and the Servicing Fee Rate for
                                 Loan Group 2, Loan Group 3 and Loan Group 4
                                 will be 0.250% per annum.
--------------------------------------------------------------------------------

                                                                               7

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Compensating Interest:           The aggregate servicing fee payable to the
                                 Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:        The Pool Distribution Amount for each Loan
                                 Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                 Servicing Fee) and principal due on the
                                 Mortgage Loans in such Loan Group on the due date in the month of such Distribution Date, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage
                                 Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage
                                 Loans in such Loan Group during the calendar month preceding the month of such Distribution
                                 Date; and (iv) any substitution adjustment payments in connection with any defective
                                 Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution
                                 Amounts will not include any profit received by the Servicer on the foreclosure of a Mortgage
                                 Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Loan Group for any Distribution Date will equal
                                 100% minus the Senior Prepayment Percentage for
                                 such Loan Group for such date.
--------------------------------------------------------------------------------

                                                                               8

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Prepayment Percentage:    For the following Distribution Dates, will be as follows:

                                 Distribution Date               Senior Prepayment Percentage
                                 -----------------               ----------------------------
                                 April 2005 through March 2012   100%;
                                 April 2012 through March 2013   the applicable Senior Percentage plus,
                                                                 70% of the applicable Subordinate Percentage;
                                 April 2013 through March 2014   the applicable Senior Percentage plus,
                                                                 60% of the applicable Subordinate Percentage;
                                 April 2014 through March 2015   the applicable Senior Percentage plus,
                                                                 40% of the applicable Subordinate Percentage;
                                 April 2015 through March 2016   the applicable Senior Percentage plus,
                                                                 20% of the applicable Subordinate Percentage;
                                 April 2016 and thereafter       the applicable Senior Percentage;

                                 provided, however,

                                 (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on any
                                      Distribution Date prior to the April 2008
                                      Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                                 (iii) if for each Group of Certificates on or
                                      after the April 2008 Distribution Date,
                                      prior to giving effect to any
                                      distributions, the Aggregate Subordinate
                                      Percentage is greater than or equal to
                                      twice such percentage calculated as of the
                                      Closing Date, then the Senior Prepayment
                                      Percentage for each Loan Group for that
                                      Distribution Date will equal the Senior
                                      Percentage for each Loan Group.
--------------------------------------------------------------------------------

                                                                               9

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                                 (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related due date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                                 Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage
                                 for such Loan Group of the amounts described in
                                 clauses (a) through (d) of the definition of
                                 "Principal Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of
                                 the amounts described in clauses (e) and (f) of
                                 the definition of "Principal Amount" for such
                                 Loan Group and such Distribution Date.
--------------------------------------------------------------------------------

                                                                              10

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                           Preliminary Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (3.30%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.55%)
                      -------------------------------------
                                    Class B-2
                             Credit Support (0.95%)            Order of
        Priority of   -------------------------------------      Loss
          payment                   Class B-3                 Allocation
                             Credit Support (0.55%)
                      -------------------------------------
                                    Class B-4
                             Credit Support (0.35%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.20%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                     Preliminary Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions
     ----------------------------------------------------------------------
                             First, to the Trustee;
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
     Second, to the Class 1-IO and Class 2-IO Certificates to pay Interest;
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal;
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
      Fifth, sequentially, to each class of Subordinate Certificates to pay
      Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
     ----------------------------------------------------------------------

                                                                              11

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Roll/(1)/
--------------------------------------------------------------------------------

1-A-1

-------------------------------------------------------------------------------------------------------------------------
CPR                                  5%           15%          20%          25%          30%          40%          50%
-------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                     4.220        4.200        4.188        4.175        4.160        4.126        4.082
Average Life (Years)                2.733        2.330        2.143        1.967        1.802        1.501        1.236
Modified Duration                   2.521        2.158        1.990        1.831        1.681        1.407        1.165
Principal Window Begin           04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005
Principal Window End             03/25/2008   03/25/2008   03/25/2008   03/25/2008   03/25/2008   03/25/2008   03/25/2008
Principal # Months                   36           36           36           36           36           36           36

2-A-1

-------------------------------------------------------------------------------------------------------------------------
CPR                                  5%           15%          20%          25%          30%          40%          50%
-------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                     4.591        4.568        4.554        4.538        4.521        4.479        4.426
Average Life (Years)                4.266        3.306        2.912        2.565        2.258        1.750        1.359
Modified Duration                   3.759        2.946        2.610        2.312        2.048        1.607        1.262
Principal Window Begin           04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005
Principal Window End             02/25/2010   02/25/2010   02/25/2010   02/25/2010   02/25/2010   02/25/2010   02/25/2010
Principal # Months                   59           59           59           59           59           59           59

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of March 2008, February 2010, February 2012 and February 2015 respectively.

                                                                              12

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Roll/(1)/
--------------------------------------------------------------------------------

3-A-1

-------------------------------------------------------------------------------------------------------------------------
CPR                                   5%          15%          20%          25%          30%          40%          50%
-------------------------------------------------------------------------------------------------------------------------
Yield at 100-28                     4.986        4.888        4.830        4.764        4.689        4.511        4.292
Average Life (Years)                5.643        4.005        3.403        2.899        2.479        1.838        1.387
Modified Duration                   4.709        3.430        2.950        2.546        2.203        1.671        1.287
Principal Window Begin           04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005
Principal Window End             02/25/2012   02/25/2012   02/25/2012   02/25/2012   02/25/2012   02/25/2012   02/25/2012
Principal # Months                    83           83           83           83           83           83           83

4-A-1

-------------------------------------------------------------------------------------------------------------------------
CPR                                   5%          15%          20%          25%          30%          40%          50%
-------------------------------------------------------------------------------------------------------------------------
Yield at 101-00                     5.134        5.016        4.945        4.864        4.774        4.565        4.314
Average Life (Years)                7.521        4.748        3.859        3.171        2.636        1.886        1.401
Modified Duration                   5.890        3.904        3.245        2.723        2.308        1.704        1.297
Principal Window Begin           04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005
Principal Window End             02/25/2015   02/25/2015   02/25/2015   02/25/2015   02/25/2015   02/25/2015   02/25/2015
Principal # Months                   119          119          119          119          119          119          119

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of March 2008, February 2010, February 2012 and February 2015 respectively.

                                                                              13

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

1-A-1

-------------------------------------------------------------------------------------------------------------------------
CPR                                   5%          15%          20%          25%          30%          40%          50%
-------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                     5.084        4.846        4.736        4.633        4.537        4.368        4.224
Average Life (Years)               11.523        5.423        4.123        3.264        2.660        1.878        1.394
Modified Duration                   7.807        4.322        3.443        2.817        2.352        1.714        1.297
Principal Window Begin           04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005
Principal Window End             03/25/2035   03/25/2035   03/25/2035   03/25/2035   03/25/2035   03/25/2035   05/25/2031
Principal # Months                   360          360          360          360          360          360          314

2-A-1

-------------------------------------------------------------------------------------------------------------------------
CPR                                   5%          15%          20%          25%          30%          40%          50%
-------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                     5.130        4.904        4.811        4.730        4.660        4.546        4.455
Average Life (Years)               11.766        5.510        4.180        3.302        2.686        1.891        1.400
Modified Duration                   7.932        4.361        3.463        2.826        2.355        1.712        1.294
Principal Window Begin           04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005
Principal Window End             03/25/2035   03/25/2035   03/25/2035   03/25/2035   03/25/2035   03/25/2035   08/25/2033
Principal # Months                   360          360          360          360          360          360          341

                                                                              14

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

3-A-1

-------------------------------------------------------------------------------------------------------------------------
CPR                                  5%          15%           20%          25%          30%          40%          50%
-------------------------------------------------------------------------------------------------------------------------
Yield at 100-28                     5.237        5.034        4.936        4.838        4.740        4.532        4.299
Average Life (Years)                11.798       5.510        4.175        3.296        2.681        1.887        1.397
Modified Duration                   7.781        4.291        3.416        2.795        2.335        1.705        1.294
Principal Window Begin           04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005
Principal Window End             03/25/2035   03/25/2035   03/25/2035   03/25/2035   03/25/2035   03/25/2035   05/25/2032
Principal # Months                   360          360          360          360          360          360          326

4-A-1

-------------------------------------------------------------------------------------------------------------------------
CPR                                  5%           15%          20%          25%          30%          40%          50%
-------------------------------------------------------------------------------------------------------------------------
Yield at 101-00                     5.261        5.075        4.983        4.887        4.787        4.568        4.315
Average Life (Years)                12.209       5.622        4.239        3.333        2.704        1.896        1.402
Modified Duration                   7.955        4.341        3.444        2.812        2.346        1.711        1.298
Principal Window Begin           04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005   04/25/2005
Principal Window End             03/25/2035   03/25/2035   03/25/2035   03/25/2035   03/25/2035   03/25/2035   06/25/2032
Principal # Months                   360          360          360          360          360          360          327

                                                                              15

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 45.73% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                          $23,565,772
Total Number of Loans                                            47
Average Loan Principal Balance                          $   501,399     $359,650 to $1,000,000
WA Gross Coupon                                               5.033%           4.500% to 5.625%
WA FICO                                                         738                 630 to 813
WA Original Term (mos.)                                         360                 360 to 360
WA Remaining Term (mos.)                                        360                 359 to 360
WA OLTV                                                       74.78%           57.51% to 80.00%
WA Months to First Rate Adjustment Date                   36 months            35 to 36 months
Gross Margin                                                  2.250%
WA Rate Ceiling                                              11.033%         10.500% to 11.625%
Geographic Concentration of Mortgaged Properties      CA      34.56%
(Top 5 States) based on the Aggregate Stated          FL      20.34%
Principal Balance                                     CO       4.24%
                                                      NC       3.68%
                                                      MD       3.67%

--------------------------------------------------------------------------------

                                                                              16

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    36       $17,481,782.11         74.18%
Second Home                           9         5,087,762.66         21.59
Investor Property                     2           996,227.27          4.23
------------------------------------------------------------------------------
Total:                               47       $23,565,772.04        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              27       $13,084,403.80         55.52%
PUD-Detached                          9         4,807,884.82         20.40
Condominium                           8         4,065,483.42         17.25
PUD-Attached                          2           964,000.00          4.09
2-Family                              1           644,000.00          2.73
------------------------------------------------------------------------------
Total:                               47       $23,565,772.04        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             33       $16,350,005.82         69.38%
Refinance-Cashout                     9         3,880,104.35         16.46
Refinance-Rate/Term                   5         3,335,661.87         14.15
------------------------------------------------------------------------------
Total:                               47       $23,565,772.04        100.00%
==============================================================================

                                                                              17

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

           Geographical Distribution of the Mortgage Properties of the
                          Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
Geographic Area                    Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
California                           17       $ 8,143,534.62          34.56%
Florida                               9         4,793,651.00          20.34
Colorado                              1         1,000,000.00           4.24
North Carolina                        2           867,600.00           3.68
Maryland                              2           864,620.00           3.67
Virginia                              2           839,440.00           3.56
South Carolina                        1           660,000.00           2.80
New York                              1           644,000.00           2.73
Missouri                              1           620,000.00           2.63
Rhode Island                          1           600,000.00           2.55
Hawaii                                1           582,000.00           2.47
Georgia                               1           556,640.00           2.36
Illinois                              1           500,000.00           2.12
Massachusetts                         1           499,426.48           2.12
Tennessee                             1           498,661.87           2.12
Arizona                               1           411,800.00           1.75
Maine                                 1           380,000.00           1.61
Michigan                              1           369,600.00           1.57
Utah                                  1           368,000.00           1.56
Washington                            1           366,798.07           1.56
-------------------------------------------------------------------------------
Total:                               47       $23,565,772.04         100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 4.24% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
 California State Distribution     Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Southern California                  10        $4,608,996.50               56.60%
Northern California                   7         3,534,538.12               43.40
-----------------------------------------------------------------------------------------
Total:                               17        $8,143,534.62              100.00%
=========================================================================================

                                                                              18

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of     Pool Principal
Principal Balances ($)             Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
350,000.01 - 400,000.00              14       $ 5,301,525.37          22.50%
400,000.01 - 450,000.00               7         2,974,895.94          12.62
450,000.01 - 500,000.00               9         4,383,424.30          18.60
500,000.01 - 550,000.00               4         2,108,000.93           8.95
550,000.01 - 600,000.00               6         3,494,902.25          14.83
600,000.01 - 650,000.00               2         1,264,000.00           5.36
650,000.01 - 700,000.00               3         2,039,023.25           8.65
950,000.01 - 1,000,000.00             2         2,000,000.00           8.49
-------------------------------------------------------------------------------
Total:                               47       $23,565,772.04         100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $501,399.

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of     Pool Principal
Ratios (%)                         Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
55.01 - 60.00                         1       $   475,000.00           2.02%
60.01 - 65.00                         5         2,513,000.00          10.66
65.01 - 70.00                         7         3,244,048.15          13.77
70.01 - 75.00                         7         4,172,811.50          17.71
75.01 - 80.00                        27        13,160,912.39          55.85
-------------------------------------------------------------------------------
Total:                               47       $23,565,772.04         100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 74.78%.

                                                                              19

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
4.251 - 4.500                         1       $   400,000.00           1.70%
4.501 - 4.750                         8         4,481,469.66          19.02
4.751 - 5.000                        14         7,079,211.43          30.04
5.001 - 5.250                        15         7,517,439.86          31.90
5.251 - 5.500                         8         3,648,211.09          15.48
5.501 - 5.750                         1           439,440.00           1.86
-------------------------------------------------------------------------------
Total:                               47       $23,565,772.04         100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 5.033% per annum.

                   Gross Margin of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
2.250                                47       $23,565,772.04         100.00%
-------------------------------------------------------------------------------
Total:                               47       $23,565,772.04         100.00%
===============================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
Rate Ceilings (%)                  Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
10.251 - 10.500                       1       $   400,000.00           1.70%
10.501 - 10.750                       8         4,481,469.66          19.02
10.751 - 11.000                      14         7,079,211.43          30.04
11.001 - 11.250                      15         7,517,439.86          31.90
11.251 - 11.500                       8         3,648,211.09          15.48
11.501 - 11.750                       1           439,440.00           1.86
-------------------------------------------------------------------------------
Total:                               47       $23,565,772.04         100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 11.033% per annum.

                                                                              20

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
First Rate Adjustment Date         Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
February 1, 2008                     21       $10,492,269.04          44.52%
March 1, 2008                        26        13,073,503.00          55.48
-------------------------------------------------------------------------------
Total:                               47       $23,565,772.04         100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 36 months.

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
341 - 360                            47       $23,565,772.04         100.00%
-------------------------------------------------------------------------------
Total:                               47       $23,565,772.04         100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 360 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
Credit Scores                      Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
801 - 850                             2       $ 1,003,426.48           4.26%
751 - 800                            15         8,009,815.25          33.99
701 - 750                            21        10,111,313.01          42.91
651 - 700                             7         3,504,677.30          14.87
601 - 650                             2           936,540.00           3.97
-------------------------------------------------------------------------------
Total:                               47       $23,565,772.04         100.00%
===============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              21

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 64.99% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 5.78% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                         Collateral Summary   Range (if applicable)
                                                         ------------------   ---------------------
Total Outstanding Loan Balance                                $183,034,323
Total Number of Loans                                                  375
Average Loan Principal Balance                                $    488,092    $65,000 to $1,493,778
WA Gross Coupon                                                      5.047%         3.750% to 6.000%
WA FICO                                                                736               620 to 818
WA Original Term (mos.)                                                360               240 to 360
WA Remaining Term (mos.)                                               359               240 to 360
WA OLTV                                                              71.97%         21.74% to 95.00%
WA Months to First Rate Adjustment Date                          59 months          56 to 60 months
Gross Margin                                                         2.250%
WA Rate Ceiling                                                     10.047%        8.750% to 11.000%

Geographic Concentration of Mortgaged Properties         CA          53.15%
(Top 5 States) based on the Aggregate Stated Principal   FL          12.06%
Balance                                                  VA           3.74%
                                                         NC           3.24%
                                                         SC           2.98%

--------------------------------------------------------------------------------

                                                                              22

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   340       $165,450,718.72        90.39%
Second Home                          29         15,229,861.32         8.32
Investor Property                     6          2,353,742.86         1.29
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             210       $103,660,946.48        56.63%
PUD-Detached                        102         50,000,016.75        27.32
Condominium                          50         23,255,622.55        12.71
PUD-Attached                          9          4,032,807.12         2.20
Cooperative                           1            825,000.00         0.45
2-Family                              2            771,930.00         0.42
3-Family                              1            488,000.00         0.27
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                            231       $118,691,837.83        64.85%
Refinance-Rate/Term                  81         38,158,773.11        20.85
Refinance-Cashout                    63         26,183,711.96        14.31
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90       100.00%
==============================================================================

                                                                              23

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

           Geographical Distribution of the Mortgage Properties of the
                          Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          184       $ 97,279,706.46        53.15%
Florida                              60         22,076,782.15        12.06
Virginia                             13          6,841,529.02         3.74
North Carolina                       11          5,932,100.00         3.24
South Carolina                       10          5,461,119.51         2.98
Maryland                             13          5,277,084.12         2.88
Nevada                               10          4,420,442.00         2.42
Texas                                 7          3,807,788.18         2.08
Arizona                               8          3,527,185.95         1.93
District of Columbia                  5          3,372,554.75         1.84
Washington                            8          3,293,816.03         1.80
Illinois                              7          3,157,450.00         1.73
Massachusetts                         6          3,008,065.54         1.64
New York                              4          2,717,000.00         1.48
Tennessee                             5          2,360,711.36         1.29
Georgia                               3          2,095,000.00         1.14
Colorado                              4          1,621,900.00         0.89
New Mexico                            3          1,619,200.00         0.88
New Jersey                            3          1,356,280.81         0.74
Connecticut                           2            947,295.50         0.52
Missouri                              2            902,036.70         0.49
Indiana                               2            671,483.94         0.37
Oregon                                1            447,497.99         0.24
Minnesota                             1            400,792.89         0.22
Kansas                                1            201,600.00         0.11
Pennsylvania                          1            122,400.00         0.07
Michigan                              1            115,500.00         0.06
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.32% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              24

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

    California State Distribution of the Mortgaged Properties of the Group 2
                                 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
California State Distribution      Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Northern California                 100       $55,895,750.11              57.46%
Southern California                  84        41,383,956.35              42.54
-----------------------------------------------------------------------------------------
Total:                              184       $97,279,706.46             100.00%
=========================================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
50,000.01 - 100,000.00                2       $    161,499.41         0.09%
100,000.01 - 150,000.00               9          1,133,676.58         0.62
150,000.01 - 200,000.00              12          2,087,210.24         1.14
200,000.01 - 250,000.00              11          2,453,868.77         1.34
250,000.01 - 300,000.00               4          1,069,945.61         0.58
300,000.01 - 350,000.00               9          2,946,299.76         1.61
350,000.01 - 400,000.00              63         23,989,343.45        13.11
400,000.01 - 450,000.00              66         28,199,818.51        15.41
450,000.01 - 500,000.00              64         30,764,964.87        16.81
500,000.01 - 550,000.00              32         16,746,801.37         9.15
550,000.01 - 600,000.00              30         17,214,911.68         9.41
600,000.01 - 650,000.00              21         13,127,182.73         7.17
650,000.01 - 700,000.00              13          8,780,385.94         4.80
700,000.01 - 750,000.00              12          8,699,836.82         4.75
750,000.01 - 800,000.00               6          4,711,000.00         2.57
800,000.01 - 850,000.00               4          3,267,700.00         1.79
850,000.01 - 900,000.00               4          3,479,000.00         1.90
900,000.01 - 950,000.00               2          1,838,119.00         1.00
950,000.01 - 1,000,000.00             7          6,949,020.41         3.80
1,000,000.01 - 1,500,000.00           4          5,413,737.75         2.96
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $488,092.

                                                                              25

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
20.01 - 25.00                         1       $    391,290.00         0.21%
25.01 - 30.00                         2          1,018,687.03         0.56
30.01 - 35.00                         1            170,397.37         0.09
35.01 - 40.00                         4          2,131,692.48         1.16
40.01 - 45.00                        10          5,869,793.00         3.21
45.01 - 50.00                        12          5,007,721.89         2.74
50.01 - 55.00                        16          6,765,610.28         3.70
55.01 - 60.00                        16          7,761,164.32         4.24
60.01 - 65.00                        25         12,623,412.50         6.90
65.01 - 70.00                        34         18,323,516.31        10.01
70.01 - 75.00                        39         20,335,773.28        11.11
75.01 - 80.00                       205         99,403,546.50        54.31
85.01 - 90.00                         5          1,813,947.18         0.99
90.01 - 95.00                         5          1,417,770.76         0.77
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 71.97%.

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.501 - 3.750                         3       $  1,495,323.73         0.82%
3.751 - 4.000                         5          2,462,722.94         1.35
4.001 - 4.250                         8          4,704,941.94         2.57
4.251 - 4.500                        19          8,499,292.22         4.64
4.501 - 4.750                        50         24,364,382.57        13.31
4.751 - 5.000                       101         50,784,579.82        27.75
5.001 - 5.250                        88         42,606,999.09        23.28
5.251 - 5.500                        74         35,950,816.45        19.64
5.501 - 5.750                        20          9,190,834.14         5.02
5.751 - 6.000                         7          2,974,430.00         1.63
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 5.047% per annum.

                                                                              26

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margin of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               375       $183,034,322.90       100.00%
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90       100.00%
==============================================================================

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
8.501 - 8.750                         3       $  1,495,323.73         0.82%
8.751 - 9.000                         5          2,462,722.94         1.35
9.001 - 9.250                         8          4,704,941.94         2.57
9.251 - 9.500                        19          8,499,292.22         4.64
9.501 - 9.750                        50         24,364,382.57        13.31
9.751 - 10.000                      101         50,784,579.82        27.75
10.001 - 10.250                      88         42,606,999.09        23.28
10.251 - 10.500                      74         35,950,816.45        19.64
10.501 - 10.750                      20          9,190,834.14         5.02
10.751 - 11.000                       7          2,974,430.00         1.63
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 10.047% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
November 1, 2009                      7       $  1,393,329.11         0.76%
December 1, 2009                     20          7,000,584.06         3.82
January 1, 2010                      12          2,654,081.00         1.45
February 1, 2010                    146         73,606,679.89        40.21
March 1, 2010                       190         98,379,648.84        53.75
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

                                                                              27

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
221 - 240                             1       $    488,143.00         0.27%
341 - 360                           374        182,546,179.90        99.73
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                            19       $ 11,058,653.23         6.04%
751 - 800                           145         72,644,702.57        39.69
701 - 750                           119         56,881,642.31        31.08
651 - 700                            74         33,181,160.31        18.13
601 - 650                            17          8,791,383.67         4.80
Not Scored                            1            476,780.81         0.26
------------------------------------------------------------------------------
Total:                              375       $183,034,322.90       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              28

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 50.02% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                           $52,187,559
Total Number of Loans                                             98
Average Loan Principal Balance                           $   532,526    $360,000 to $1,052,000
WA Gross Coupon                                                5.443%          4.375% to 6.125%
WA FICO                                                          740                645 to 804
WA Original Term (mos.)                                          360                360 to 360
WA Remaining Term (mos.)                                         359                353 to 360
WA OLTV                                                        70.60%          25.08% to 88.94%
WA Months to First Rate Adjustment Date                    83 months           71 to 84 months
Gross Margin                                                   2.250%
WA Rate Ceiling                                               10.448%         9.375% to 11.500%
Geographic Concentration of Mortgaged Properties   CA          43.50%
(Top 5 States) based on the Aggregate Stated       FL           8.92%
Principal Balance                                  VA           8.42%
                                                   MA           3.96%
                                                   NC           3.85%

--------------------------------------------------------------------------------

                                                                              29

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    88       $46,956,235.75         89.98%
Second Home                           9         4,677,901.78          8.96
Investor Property                     1           553,421.58          1.06
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              60       $32,440,104.00         62.16%
PUD-Detached                         26        14,184,195.25         27.18
Condominium                           8         3,948,198.90          7.57
PUD-Attached                          3         1,175,542.57          2.25
Cooperative                           1           439,518.39          0.84
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             58       $30,662,089.28         58.75%
Refinance-Cashout                    22        11,319,405.48         21.69
Refinance-Rate/Term                  18        10,206,064.35         19.56
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

                                                                              30

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

           Geographical Distribution of the Mortgage Properties of the
                          Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           39       $22,699,203.18         43.50%
Florida                              10         4,657,104.84          8.92
Virginia                              9         4,396,548.02          8.42
Massachusetts                         4         2,068,433.91          3.96
North Carolina                        4         2,011,151.31          3.85
Washington                            4         1,942,226.30          3.72
Georgia                               4         1,895,473.46          3.63
South Carolina                        3         1,479,769.29          2.84
New Jersey                            3         1,473,548.13          2.82
Illinois                              2         1,443,524.89          2.77
Texas                                 2         1,385,791.47          2.66
Arizona                               2         1,019,000.00          1.95
District of Columbia                  2           878,257.39          1.68
Maryland                              2           802,098.75          1.54
Colorado                              1           584,374.60          1.12
Kansas                                1           584,328.98          1.12
Connecticut                           1           553,421.58          1.06
Pennsylvania                          1           549,308.01          1.05
Missouri                              1           500,000.00          0.96
New York                              1           460,000.00          0.88
Maine                                 1           438,780.00          0.84
Nevada                                1           365,215.00          0.70
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.02% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                          % of
                                                 Aggregate            Cut-Off Date
                                 Number Of   Stated Principal        Pool Principal
                                  Mortgage     Balance as of    Balance of the California
California State Distribution      Loans       Cut-Off Date          Mortgage Loans
-----------------------------------------------------------------------------------------
Southern California                  21       $11,754,833.28               51.79%
Northern California                  18        10,944,369.90               48.21
-----------------------------------------------------------------------------------------
Total:                               39       $22,699,203.18              100.00%
=========================================================================================

                                                                              31

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
350,000.01 - 400,000.00              14       $ 5,328,138.01         10.21%
400,000.01 - 450,000.00              20         8,511,146.02         16.31
450,000.01 - 500,000.00              23        11,076,807.30         21.22
500,000.01 - 550,000.00              10         5,324,699.37         10.20
550,000.01 - 600,000.00              11         6,326,327.08         12.12
600,000.01 - 650,000.00               5         3,110,834.90          5.96
650,000.01 - 700,000.00               5         3,389,691.04          6.50
700,000.01 - 750,000.00               2         1,449,252.88          2.78
850,000.01 - 900,000.00               2         1,738,000.00          3.33
900,000.01 - 950,000.00               1           904,062.51          1.73
950,000.01 - 1,000,000.00             3         2,956,600.00          5.67
1,000,000.01 - 1,500,000.00           2         2,072,000.00          3.97
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $532,526.

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
25.01 - 30.00                         1       $   748,466.92          1.43%
35.01 - 40.00                         1           374,177.20          0.72
40.01 - 45.00                         1           365,233.91          0.70
45.01 - 50.00                         2         1,408,000.00          2.70
50.01 - 55.00                         2           894,339.96          1.71
55.01 - 60.00                        12         7,351,092.61         14.09
60.01 - 65.00                         6         2,891,022.72          5.54
65.01 - 70.00                        12         7,342,390.85         14.07
70.01 - 75.00                         9         4,967,879.60          9.52
75.01 - 80.00                        51        25,450,763.87         48.77
85.01 - 90.00                         1           394,191.47          0.76
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 70.60%.

                                                                              32

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.251 - 4.500                         3       $ 1,304,892.03          2.50%
4.501 - 4.750                         3         1,520,678.94          2.91
4.751 - 5.000                         7         4,162,641.48          7.98
5.001 - 5.250                        19        10,411,344.69         19.95
5.251 - 5.500                        25        13,069,276.30         25.04
5.501 - 5.750                        28        14,544,894.17         27.87
5.751 - 6.000                        12         6,775,831.50         12.98
6.001 - 6.250                         1           398,000.00          0.76
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 5.443% per annum.

                   Gross Margin of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                                98       $52,187,559.11        100.00%
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

                                                                              33

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.251 - 9.500                         3       $ 1,304,892.03          2.50%
9.501 - 9.750                         3         1,520,678.94          2.91
9.751 - 10.000                        7         4,162,641.48          7.98
10.001 - 10.250                      19        10,411,344.69         19.95
10.251 - 10.500                      25        13,069,276.30         25.04
10.501 - 10.750                      27        14,150,702.70         27.12
10.751 - 11.000                      12         6,775,831.50         12.98
11.001 - 11.250                       1           398,000.00          0.76
11.251 - 11.500                       1           394,191.47          0.76
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 10.448% per annum.

         First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
February 1, 2011                      1       $   545,627.43          1.05%
December 1, 2011                      1           394,191.47          0.76
January 1, 2012                      29        14,929,454.07         28.61
February 1, 2012                     47        25,724,503.14         49.29
March 1, 2012                        20        10,593,783.00         20.30
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

                                                                              34

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
341 - 360                            98       $52,187,559.11        100.00%
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             1       $   537,844.84          1.03%
751 - 800                            44        24,568,241.40         47.08
701 - 750                            34        17,780,352.11         34.07
651 - 700                            16         7,415,120.76         14.21
601 - 650                             2         1,016,000.00          1.95
Not Scored                            1           870,000.00          1.67
------------------------------------------------------------------------------
Total:                               98       $52,187,559.11        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              35

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 67.93% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                            $53,544,636
Total Number of Loans                                              90
Average Loan Principal Balance                            $   594,940   $368,800 to $1,450,800
WA Gross Coupon                                                 5.556%         4.750% to 6.125%
WA FICO                                                           747               622 to 813

WA Original Term (mos.)                                           359               240 to 360

WA Remaining Term (mos.)                                          357               239 to 360

WA OLTV                                                         67.92%         30.22% to 80.00%
WA Months to First Rate Adjustment Date                    119 months        116 to 120 months
Gross Margin                                                    2.250%
WA Rate Ceiling                                                10.556%        9.750% to 11.125%
Geographic Concentration of Mortgaged Properties   CA           39.61%
(Top 5 States) based on the Aggregate Stated       DC            7.05%
Principal Balance                                  VA            6.07%
                                                   NV            4.76%
                                                   MA            4.74%

--------------------------------------------------------------------------------

                                                                              36

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    79       $47,310,844.50         88.36%
Second Home                          11         6,233,791.94         11.64
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              57       $34,104,938.19         63.69%
PUD-Detached                         27        15,691,263.75         29.31
Condominium                           4         2,790,975.74          5.21
Townhouse                             1           499,439.72          0.93
Cooperative                           1           458,019.04          0.86
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             64       $37,649,580.65         70.31%
Refinance-Rate/Term                  16        10,445,596.20         19.51
Refinance-Cashout                    10         5,449,459.59         10.18
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

                                                                              37

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

           Geographical Distribution of the Mortgage Properties of the
                          Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           35       $21,207,429.24         39.61%
District of Columbia                  5         3,776,000.43          7.05
Virginia                              6         3,251,411.83          6.07
Nevada                                4         2,547,894.42          4.76
Massachusetts                         4         2,538,119.40          4.74
South Carolina                        4         2,203,464.03          4.12
Maryland                              4         2,143,219.18          4.00
New York                              2         1,709,480.06          3.19
Florida                               3         1,646,426.45          3.07
Georgia                               3         1,618,700.16          3.02
North Carolina                        3         1,500,144.39           2.8
Tennessee                             2         1,469,998.45          2.75
Colorado                              2         1,429,250.00          2.67
Arizona                               2         1,136,900.00          2.12
Oregon                                2           783,091.94          1.46
Oklahoma                              1           738,750.00          1.38
Hawaii                                1           560,000.00          1.05
Illinois                              1           550,000.00          1.03
New Jersey                            1           505,500.00          0.94
New Mexico                            1           484,000.00          0.90
Connecticut                           1           479,436.46          0.90
Texas                                 1           449,520.00          0.84
Delaware                              1           423,900.00          0.79
Kansas                                1           392,000.00          0.73
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 4.33% of the Group 4
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

    California State Distribution of the Mortgaged Properties of the Group 4
                                 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
California State Distribution      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Northern California                  23       $13,874,824.28         65.42%
Southern California                  12         7,332,604.96         34.58
------------------------------------------------------------------------------
Total:                               35       $21,207,429.24        100.00%
==============================================================================

                                                                              38

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

  Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
350,000.01 - 400,000.00               9       $ 3,450,268.64          6.44%
400,000.01 - 450,000.00              12         5,079,955.63          9.49
450,000.01 - 500,000.00              16         7,676,786.33         14.34
500,000.01 - 550,000.00              13         6,893,982.11         12.88
550,000.01 - 600,000.00               9         5,184,261.29          9.68
600,000.01 - 650,000.00              11         6,892,935.91         12.87
650,000.01 - 700,000.00               4         2,696,443.38          5.04
700,000.01 - 750,000.00               3         2,197,222.00          4.10
750,000.01 - 800,000.00               1           800,000.00          1.49
800,000.01 - 850,000.00               1           820,000.00          1.53
900,000.01 - 950,000.00               2         1,854,215.00          3.46
950,000.01 - 1,000,000.00             6         5,953,243.81         11.12
1,000,000.01 - 1,500,000.00           3         4,045,322.34          7.56
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $594,940.

        Original Loan-To-Value Ratios of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
30.01 - 35.00                         2       $ 1,420,000.00          2.65%
35.01 - 40.00                         1           636,900.00          1.19
40.01 - 45.00                         6         3,238,418.30          6.05
45.01 - 50.00                         5         4,098,941.88          7.66
50.01 - 55.00                         4         1,994,361.29          3.72
55.01 - 60.00                         4         2,228,188.83          4.16
60.01 - 65.00                         6         3,852,991.13          7.20
65.01 - 70.00                         8         5,775,238.17         10.79
70.01 - 75.00                        13         9,858,104.49         18.41
75.01 - 80.00                        41        20,441,492.35         38.18
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 67.92%.

                                                                              39

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.501 - 4.750                         1       $   425,464.03          0.79%
4.751 - 5.000                         5         3,691,165.04          6.89
5.001 - 5.250                        12         7,116,657.23         13.29
5.251 - 5.500                        25        14,109,443.30         26.35
5.501 - 5.750                        25        15,200,992.95         28.39
5.751 - 6.000                        21        12,482,913.89         23.31
6.001 - 6.250                         1           518,000.00          0.97
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 4 Mortgage Loans is expected to be approximately 5.556% per annum.

                   Gross Margin of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                                90       $53,544,636.44        100.00%
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

                Rate Ceilings of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.501 - 9.750                         1       $   425,464.03          0.79%
9.751 - 10.000                        5         3,691,165.04          6.89
10.001 - 10.250                      12         7,116,657.23         13.29
10.251 - 10.500                      25        14,109,443.30         26.35
10.501 - 10.750                      25        15,200,992.95         28.39
10.751 - 11.000                      21        12,482,913.89         23.31
11.001 - 11.250                       1           518,000.00          0.97
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4
     Mortgage Loans is expected to be approximately 10.556% per annum.

                                                                              40

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

         First Rate Adjustment Date of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
November 1, 2014                      1       $   458,019.04          0.86%
January 1, 2015                      26        14,407,275.05         26.91
February 1, 2015                     52        32,014,172.35         59.79
March 1, 2015                        11         6,665,170.00         12.45
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 119 months.

               Remaining Terms of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
221 - 240                             1       $   608,919.40          1.14%
341 - 360                            89        52,935,717.04         98.86
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 357 months.

        Credit Scoring of Mortgagors of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             5       $ 2,195,265.20          4.10%
751 - 800                            40        23,861,425.90         44.56
701 - 750                            34        20,895,486.68         39.02
651 - 700                            10         6,046,644.40         11.29
601 - 650                             1           545,814.26          1.02
------------------------------------------------------------------------------
Total:                               90       $53,544,636.44        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              41

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

                            Global Structured Finance

                                  BoAMS 2005-C
                                    3-1 ARMs
                            Collateral Summary Report

                                Mar 9, 2005 17:26

--------------------------------------------------------------------------------
Selection Criteria: GROUP in '1'; blank REJECTED
Table of Contents
--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $23,565,772.04
Loan Count: 47
Percent IO: 45.73%
Cut-off Date: 2005-03-01
Avg. Loan Balance: $501,399.41
Avg. Orig. Balance: $501,540.98
Accelerated Docs: 53.65%
W.A. FICO: 738
W.A. Orig. LTV: 74.78%
W.A. Cut-Off LTV: 74.76%
W.A. Gross Coupon: 5.033%
W.A. Net Coupon: 4.651%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee: 0.0075%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 360 months
W.A. Age: 0 months
% over 80 OLTV: 0.00%
% over 100 OLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 74.76%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.24%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
$350,001 - $  450,000    35.12%
-------------------------------

-------------------------------
$450,001 - $  550,000    27.55
-------------------------------
$550,001 - $  650,000    20.19
-------------------------------
$650,001 - $  750,000     8.65
-------------------------------
$950,001 - $1,050,000     8.49
-------------------------------
Total:                  100.00%
-------------------------------

Average: $501,540.98
Lowest: $359,650.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
$350,001 - $  450,000    35.12%
-------------------------------
$450,001 - $  550,000    27.55
-------------------------------
$550,001 - $  650,000    20.19
-------------------------------
$650,001 - $  750,000     8.65
-------------------------------
$950,001 - $1,050,000     8.49
-------------------------------
Total:                  100.00%
-------------------------------

Average: $501,399.41
Lowest: $359,650.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Coupon

-----------------------
Coupon          Percent
-----------------------
4.251 - 4.500     1.70%
-----------------------
4.501 - 4.750    19.02
-----------------------

-----------------------
4.751 - 5.000    30.04
-----------------------
5.001 - 5.250    31.90
-----------------------
5.251 - 5.500    15.48
-----------------------
5.501 - 5.750     1.86
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.033%
Lowest: 4.500%
Highest: 5.625%

--------------------------------------------------------------------------------

6. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.26%
----------------------
750 - 799       37.22
----------------------
700 - 749       39.67
----------------------
650 - 699       17.23
----------------------
600 - 649        1.61
----------------------
Total:         100.00%
----------------------

W.A.: 738
Lowest: 630
Highest: 813

--------------------------------------------------------------------------------

7. PMI Providers

------------------------
PMI Providers    Percent
------------------------
NONE             100.00%
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

8. Product Type

----------------------------
Product Type         Percent
----------------------------
3/27 12 MO LIBOR      54.27%
----------------------------
3YR IO 12 MO LIBOR    45.73
----------------------------

----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

9. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               69.38%
-----------------------------
Refinance-Cashout      16.46
-----------------------------
Refinance-Rate/Term    14.15
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/o PMI   100.00%
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

12. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              55.52%
-----------------------
PUD Detach       20.40
-----------------------
Condo            17.25
-----------------------
PUD Attach        4.09
-----------------------
2-Family          2.73
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             74.18%
--------------------------
Secondary           21.59
--------------------------
Investor             4.23
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. Documentation

------------------------
Documentation    Percent
------------------------
Standard          46.35%
------------------------
Rapid             34.71
------------------------
Reduced           18.94
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

15. State

------------------------
State            Percent
------------------------
California        34.56%
------------------------
Florida           20.34
------------------------
Colorado           4.24
------------------------
North Carolina     3.68
------------------------
Maryland           3.67
------------------------
Other             33.51
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------

-----------------------------
Northern California    43.40%
-----------------------------
Southern California    56.60
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
32136        4.24%
------------------
80104        4.24
------------------
34145        3.75
------------------
20169        3.56
------------------
33139        2.94
------------------
Other       81.26
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. OLTV

-----------------------
OLTV            Percent
-----------------------
55.01 - 60.00     2.02%
-----------------------

-----------------------
60.01 - 65.00    10.66
-----------------------
65.01 - 70.00    13.77
-----------------------
70.01 - 75.00    17.71
-----------------------
75.01 - 80.00    55.85
-----------------------
Total:          100.00%
-----------------------

W.A.: 74.78%
Lowest: 57.51%
Highest: 80.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
55.01 - 60.00     2.02%
-----------------------
60.01 - 65.00    10.66
-----------------------
65.01 - 70.00    13.77
-----------------------
70.01 - 75.00    17.71
-----------------------
75.01 - 80.00    55.85
-----------------------
Total:          100.00%
-----------------------

W.A.: 74.76%
Lowest: 57.51%
Highest: 80.00%

--------------------------------------------------------------------------------

22. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------

---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
NONE                 100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Original Term

-----------------------
Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.6 months
Lowest: 359 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  55.48%
-------------------------
1 - 6              44.52
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.4 months
Lowest: 0 months
Highest: 1 months

--------------------------------------------------------------------------------

29. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
2.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
10.001 - 11.000        50.75%
-----------------------------
11.001 - 12.000        49.25
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 11.033%
Lowest: 10.500%
Highest: 11.625%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
31 - 36           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 35.6 months
Lowest: 35 months
Highest: 36 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2005-C
                                    5-1 ARMs
                            Collateral Summary Report

                                Mar 9, 2005 17:32

--------------------------------------------------------------------------------

Selection Criteria: GROUP in '2'; blank REJECTED
Table of Contents
--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $183,034,322.90
Loan Count: 375
Percent IO: 64.99%
Cut-off Date: 2005-03-01
Avg. Loan Balance: $488,091.53
Avg. Orig. Balance: $488,263.48
Accelerated Docs: 60.74%
W.A. FICO: 736
W.A. Orig. LTV: 71.97%
W.A. Cut-Off LTV: 71.95%
W.A. Gross Coupon: 5.047%
W.A. Net Coupon: 4.789%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0075%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 1.77%
% over 100 COLTV: 0.00%
% with PMI: 1.77%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 27.19%
W.A. MI Adjusted LTV: 71.51%
% Second Lien: 0.00%
% with Prepay Penalty: 5.78%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.32%

* FICO not available for 1 loans, or 0.3% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
*= $250,000                 3.19%
---------------------------------

---------------------------------
$250,001 - $350,000         2.19
---------------------------------
$350,001 - $450,000        28.51
---------------------------------
$450,001 - $550,000        25.96
---------------------------------
$550,001 - $650,000        16.58
---------------------------------
$650,001 - $750,000         9.55
---------------------------------
$750,001 - $850,000         4.36
---------------------------------
$850,001 - $950,000         2.90
---------------------------------
$950,001 - $1,050,000       3.80
---------------------------------
$1,150,001 - $1,250,000     1.37
---------------------------------
>= $1,250,001               1.59
---------------------------------
Total:                    100.00%
---------------------------------

Average: $488,263.48
Lowest: $65,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
*= $250,000                 3.19%
---------------------------------
$250,001 - $350,000         2.19
---------------------------------
$350,001 - $450,000        28.51
---------------------------------
$450,001 - $550,000        25.96
---------------------------------
$550,001 - $650,000        16.58
---------------------------------
$650,001 - $750,000         9.55
---------------------------------
$750,001 - $850,000         4.36
---------------------------------
$850,001 - $950,000         2.90
---------------------------------
$950,001 - $1,050,000       3.80
---------------------------------
$1,150,001 - $1,250,000     1.37
---------------------------------
>= $1,250,001               1.59
---------------------------------
Total:                    100.00%
---------------------------------

Average: $488,091.53
Lowest: $65,000.00
Highest: $1,493,778.22

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.73%
---------------------------
Y                     0.27
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
3.501 - 3.750     0.82%
-----------------------
3.751 - 4.000     1.35
-----------------------
4.001 - 4.250     2.57
-----------------------
4.251 - 4.500     4.64
-----------------------
4.501 - 4.750    13.31
-----------------------
4.751 - 5.000    27.75
-----------------------
5.001 - 5.250    23.28
-----------------------
5.251 - 5.500    19.64
-----------------------
5.501 - 5.750     5.02
-----------------------
5.751 - 6.000     1.63
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.047%
Lowest: 3.750%
Highest: 6.000%

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        6.04%
----------------------
750 - 799       39.94
----------------------
700 - 749       31.20
----------------------
650 - 699       17.76
----------------------
600 - 649        4.80
----------------------
Not Scored       0.26
----------------------
Total:         100.00%
----------------------

W.A.: 736
Lowest: 620
Highest: 818

--------------------------------------------------------------------------------

8. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             98.23%
-----------------------
PMIC              0.70
-----------------------
GEMIC             0.59
-----------------------
RGIC              0.23
-----------------------
RMIC              0.17
-----------------------
UGRIC             0.08
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Product Type

----------------------------
Product Type         Percent
----------------------------
5YR IO 12 MO LIBOR    64.99%
----------------------------
5/25 12 MO LIBOR      34.75
----------------------------
5/15 12 MO LIBOR       0.27
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

10. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

11. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               64.85%
-----------------------------
Refinance-Rate/Term    20.85
-----------------------------
Refinance-Cashout      14.31
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

12. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/ PMI      1.77%
------------------------------
Conventional w/o PMI    98.23
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

13. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              56.63%
-----------------------
PUD Detach       27.32
-----------------------
Condo            12.71
-----------------------
PUD Attach        2.20
-----------------------
Cooperative       0.45
-----------------------
2-Family          0.42
-----------------------
3-Family          0.27
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             90.39%
--------------------------
Secondary            8.32
--------------------------
Investor             1.29
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15. Documentation

-----------------------
Documentation   Percent
-----------------------
Standard         39.26%
-----------------------
Rapid            34.82
-----------------------
Reduced          25.92
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

16. State

------------------------
State            Percent
------------------------
California        53.15%
------------------------
Florida           12.06
------------------------
Virginia           3.74
------------------------
North Carolina     3.24
------------------------
South Carolina     2.98
------------------------
Other             24.83
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

17. California

-----------------------------
California            Percent
-----------------------------
Northern California    57.46%
-----------------------------
Southern California    42.54
-----------------------------

----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

18. Zip Code

------------------
Zip Code   Percent
------------------
94566        1.32%
------------------
34108        1.18
------------------
94945        1.09
------------------
94107        1.08
------------------
34145        1.05
------------------
Other       94.27
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

19. OLTV

-----------------------
OLTV            Percent
-----------------------
20.01 - 25.00     0.21%
-----------------------
25.01 - 30.00     0.56
-----------------------
30.01 - 35.00     0.09
-----------------------
35.01 - 40.00     1.16
-----------------------
40.01 - 45.00     3.21
-----------------------
45.01 - 50.00     2.74
-----------------------
50.01 - 55.00     3.70
-----------------------
55.01 - 60.00     4.24
-----------------------
60.01 - 65.00     6.90
-----------------------
65.01 - 70.00    10.01
-----------------------
70.01 - 75.00    11.11
-----------------------
75.01 - 80.00    54.31
-----------------------
>= 80.01          1.77
-----------------------
Total:          100.00%
-----------------------

W.A.: 71.97%
Lowest: 21.74%
Highest: 95.00%

--------------------------------------------------------------------------------

20. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
20.01 - 25.00     0.21%
-----------------------
25.01 - 30.00     0.56
-----------------------
30.01 - 35.00     0.09
-----------------------
35.01 - 40.00     1.16
-----------------------
40.01 - 45.00     3.21
-----------------------
45.01 - 50.00     2.74
-----------------------
50.01 - 55.00     3.70
-----------------------
55.01 - 60.00     4.24
-----------------------
60.01 - 65.00     6.90
-----------------------
65.01 - 70.00    10.01
-----------------------
70.01 - 75.00    11.11
-----------------------
75.01 - 80.00    54.31
-----------------------
>= 80.01          1.77
-----------------------
Total:          100.00%
-----------------------

W.A.: 71.95%
Lowest: 21.74%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

22. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

23. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                   99.80%
--------------------------
Y                    0.20
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                          94.22%
---------------------------------
36                          5.78
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 2.1 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
2% of PP Amnt>20%      5.78%
----------------------------
NONE                  94.22
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
55 - 60           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 59.42366 months
Lowest: 56 months
Highest: 60 months

--------------------------------------------------------------------------------

27. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
8.001 - 9.000           2.16%
-----------------------------
9.001 - 10.000         48.27
-----------------------------
10.001 - 11.000        49.57
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.047%
Lowest: 8.750%
Highest: 11.000%

--------------------------------------------------------------------------------

28. Original Term

-----------------------
Original Term   Percent
-----------------------
240               0.27%
-----------------------
360              99.73
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.7 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  0.27%
--------------------------------
355 - 360                 99.73
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.1 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

30. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  53.75%
-------------------------
1 - 6              46.25
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

31. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

32. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

33. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------

-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2005-C
                                    7-1 ARMs
                            Collateral Summary Report

                                Mar 9, 2005 17:34

--------------------------------------------------------------------------------

Selection Criteria: GROUP in '3'; blank REJECTED
Table of Contents
--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $52,187,559.11
Loan Count: 98
Cut-off Date: 2005-03-01
Avg. Loan Balance: $532,526.11
Avg. Orig. Balance: $533,934.21
Accelerated Docs: 58.51%
W.A. FICO*: 740
W.A. Orig. LTV: 70.60%
W.A. Cut-Off LTV: 70.43%
W.A. Gross Coupon: 5.443%
W.A. Net Coupon: 5.185%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee:0.0075%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.76%
% over 100 COLTV: 0.00%
% with PMI: 0.76%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 70.26%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.02%

* FICO not available for 1 loans, or 1.7% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
$350,001 - $400,000        10.21%
---------------------------------
$400,001 - $450,000        16.31
---------------------------------

---------------------------------
$450,001 - $500,000        21.22
---------------------------------
$500,001 - $550,000        10.20
---------------------------------
$550,001 - $600,000        12.12
---------------------------------
$600,001 - $650,000         5.96
---------------------------------
$650,001 - $700,000         6.50
---------------------------------
$700,001 - $750,000         2.78
---------------------------------
$850,001 - $900,000         3.33
---------------------------------
$950,001 - $1,000,000       7.40
---------------------------------
$1,000,001 - $1,050,000     1.95
---------------------------------
$1,050,001 - $1,100,000     2.02
---------------------------------
Total:                    100.00%
---------------------------------

Average: $533,934.21
Lowest: $360,000.00
Highest: $1,052,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
$350,001 - $400,000        10.21%
---------------------------------
$400,001 - $450,000        16.31
---------------------------------
$450,001 - $500,000        21.22
---------------------------------
$500,001 - $550,000        10.20
---------------------------------
$550,001 - $600,000        12.12
---------------------------------
$600,001 - $650,000         5.96
---------------------------------
$650,001 - $700,000         6.50
---------------------------------
$700,001 - $750,000         2.78
---------------------------------
$850,001 - $900,000         3.33
---------------------------------
$900,001 - $950,000         1.73
---------------------------------
$950,001 - $1,000,000       5.67
---------------------------------
$1,000,001 - $1,050,000     1.95
---------------------------------
$1,050,001 - $1,100,000     2.02
---------------------------------
Total:                    100.00%
---------------------------------

Average: $532,526.11
Lowest: $360,000.00
Highest: $1,052,000.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Coupon

-----------------------
Coupon          Percent
-----------------------
4.251 - 4.500     2.50%
-----------------------
4.501 - 4.750     2.91
-----------------------
4.751 - 5.000     7.98
-----------------------
5.001 - 5.250    19.95
-----------------------
5.251 - 5.500    25.04
-----------------------
5.501 - 5.750    27.87
-----------------------
5.751 - 6.000    12.98
-----------------------
6.001 - 6.250     0.76
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.443%
Lowest: 4.375%
Highest: 6.125%

--------------------------------------------------------------------------------

6. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        1.03%
----------------------
750 - 799       49.40
----------------------
700 - 749       31.74
----------------------
650 - 699       14.21
----------------------
600 - 649        1.95
----------------------
Not Scored       1.67
----------------------
Total:         100.00%
----------------------

W.A.: 740
Lowest: 645
Highest: 804

--------------------------------------------------------------------------------

7. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             99.24%
-----------------------
UGRIC             0.76
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

8. Product Type

----------------------------
Product Type         Percent
----------------------------
7YR IO 12 MO LIBOR    50.02%
----------------------------
7/23 12 MO LIBOR      48.94
----------------------------
7/24 12 MO LIBOR       1.05
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

9. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               56.95%
-----------------------------
Refinance-Cashout      21.69
-----------------------------
Refinance-Rate/Term    19.56
-----------------------------
CONS/PERM               1.80
-----------------------------

-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11. Loan Type

-----------------------------
Loan Type             Percent
-----------------------------
Conventional w/ PMI     0.76%
-----------------------------
Conventional w/o PMI   99.24
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

12. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              62.16%
-----------------------
PUD Detach       27.18
-----------------------
Condo             7.57
-----------------------
PUD Attach        2.25
-----------------------
Cooperative       0.84
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             89.98%
--------------------------
Secondary            8.96
--------------------------
Investor             1.06
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. Documentation

-----------------------
Documentation   Percent
-----------------------
Rapid            41.89%
-----------------------

-----------------------
Standard         41.49
-----------------------
Reduced          16.63
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

------------------------
State            Percent
------------------------
California        43.50%
------------------------
Florida            8.92
------------------------
Virginia           8.42
------------------------
Massachusetts      3.96
------------------------
North Carolina     3.85
------------------------
Other             31.34
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    48.21%
-----------------------------
Southern California    51.79
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
92603        2.02%
------------------
60035        1.95
------------------
94566        1.92
------------------
77042        1.90
------------------
94131        1.85
------------------
Other       90.36
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. OLTV

-----------------------
OLTV            Percent
-----------------------
25.01 - 30.00     1.43%
-----------------------
35.01 - 40.00     0.72
-----------------------
40.01 - 45.00     0.70
-----------------------
45.01 - 50.00     2.70
-----------------------
50.01 - 55.00     1.71
-----------------------
55.01 - 60.00    14.09
-----------------------
60.01 - 65.00     5.54
-----------------------
65.01 - 70.00    14.07
-----------------------
70.01 - 75.00     9.52
-----------------------
75.01 - 80.00    48.77
-----------------------
85.01 - 90.00     0.76
-----------------------
Total:          100.00%
-----------------------

W.A.: 70.60%
Lowest: 25.08%
Highest: 88.94%

--------------------------------------------------------------------------------

21. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
25.01 - 30.00     1.43%
-----------------------
35.01 - 40.00     0.72
-----------------------
40.01 - 45.00     0.70
-----------------------
45.01 - 50.00     2.70
-----------------------
50.01 - 55.00     1.71
-----------------------
55.01 - 60.00    14.09
-----------------------
60.01 - 65.00     7.27
-----------------------
65.01 - 70.00    14.07
-----------------------
70.01 - 75.00     7.79
-----------------------
75.01 - 80.00    48.77
-----------------------
85.01 - 90.00     0.76
-----------------------
Total:          100.00%
-----------------------

W.A.: 70.43%
Lowest: 25.03%
Highest: 88.66%

--------------------------------------------------------------------------------

22. Delinquency*

-----------------------
Delinquency*    Percent
-----------------------
0-29 days       100.00%
-----------------------
Total:          100.00%
-----------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
NONE                 100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
67 - 72             1.05%
-------------------------
79 - 84            98.95
-------------------------
Total:            100.00%
-------------------------

W.A.: 82.8 months
Lowest: 71 months
Highest: 84 months

--------------------------------------------------------------------------------

27. Original Term

-----------------------
Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
349 - 354                  1.05%
--------------------------------
355 - 360                 98.95
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.8 months
Lowest: 353 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  20.30%
-------------------------
1 - 6              78.66
-------------------------
7 - 12              1.05
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.2 months
Lowest: 0 months
Highest: 7 months

--------------------------------------------------------------------------------

30. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
9.001 - 10.000         13.39%
-----------------------------
10.001 - 11.000        85.09
-----------------------------
11.001 - 12.000         1.52
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.448%
Lowest: 9.375%
Highest: 11.500%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2005-C
                                    10-1 ARMs
                            Collateral Summary Report

                                Mar 9, 2005 17:35

--------------------------------------------------------------------------------

Selection Criteria: GROUP in '4'; blank REJECTED
Table of Contents
--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $53,544,636.44
Loan Count: 90
Cut-off Date: 2005-03-01
Avg. Loan Balance: $594,940.40
Avg. Orig. Balance: $596,169.31
Accelerated Docs: 71.37%
W.A. FICO: 747
W.A. Orig. LTV: 67.92%
W.A. Cut-Off LTV: 67.79%
W.A. Gross Coupon: 5.556%
W.A. Net Coupon: 5.299%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0075%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 357 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage: 0.00%
W.A. MI Adjusted LTV: 67.79%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.33%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
350,001 - 450,000        15.18%
-------------------------------
450,001 - 550,000        27.96
-------------------------------
550,001 - 650,000        22.56
-------------------------------

-------------------------------
650,001 - 750,000         9.14
-------------------------------
750,001 - 850,000         3.03
-------------------------------
850,001 - 950,000         3.46
-------------------------------
950,001 - 1,050,000      11.12
-------------------------------
1,150,001 - 1,250,000     2.33
-------------------------------
1,250,001 - 1,350,000     2.52
-------------------------------
1,450,001 - 1,550,000     2.71
-------------------------------
Total:                  100.00%
-------------------------------

Average: $596,169.31
Lowest: $368,800.00
Highest: $1,450,800.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
350,001 - 450,000        15.93%
-------------------------------
450,001 - 550,000        27.21
-------------------------------
550,001 - 650,000        22.56
-------------------------------
650,001 - 750,000         9.14
-------------------------------
750,001 - 850,000         3.03
-------------------------------
850,001 - 950,000         3.46
-------------------------------
950,001 - 1,050,000      11.12
-------------------------------
1,150,001 - 1,250,000     2.33
-------------------------------
1,250,001 - 1,350,000     2.52
-------------------------------
1,450,001 - 1,550,000     2.71
-------------------------------
Total:                  100.00%
-------------------------------

Average: $594,940.40
Lowest: $368,800.00
Highest: $1,450,800.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------

-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Coupon

-----------------------
Coupon          Percent
-----------------------
4.626 - 4.750     0.79%
-----------------------
4.751 - 4.875     0.93
-----------------------
4.876 - 5.000     5.96
-----------------------
5.001 - 5.125     6.62
-----------------------
5.126 - 5.250     6.67
-----------------------
5.251 - 5.375    15.60
-----------------------
5.376 - 5.500    10.75
-----------------------
5.501 - 5.625    13.43
-----------------------
5.626 - 5.750    14.96
-----------------------
5.751 - 5.875    14.42
-----------------------
5.876 - 6.000     8.90
-----------------------
6.001 - 6.125     0.97
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.556%
Lowest: 4.750%
Highest: 6.125%

--------------------------------------------------------------------------------

6. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.10%
----------------------
750 - 799       45.77
----------------------
700 - 749       37.81
----------------------
650 - 699       11.29
----------------------
600 - 649        1.02
----------------------
Total:         100.00%
----------------------

W.A.: 747
Lowest: 622
Highest: 813

--------------------------------------------------------------------------------

7. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE            100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

8. Product Type

-----------------------------
Product Type          Percent
-----------------------------
10YR IO 12 MO LIBOR    67.93%
-----------------------------
10/2 12 MO LIBOR       30.93
-----------------------------
10/1 12 MO LIBOR        1.14
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

9. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    19.51%
-----------------------------
Refinance-Cashout      10.18
-----------------------------
Purchase               70.31
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/o PMI   100.00%
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

12. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              63.69%
-----------------------
PUD Detach       29.31
-----------------------
Condo             5.21
-----------------------
Townhouse         0.93
-----------------------
Cooperative       0.86
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             88.36%
--------------------------
Secondary           11.64
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. Documentation

-----------------------
Documentation   Percent
-----------------------
Rapid            40.14%
-----------------------
Reduced          31.23
-----------------------
Standard         28.63
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

------------------------------
State                  Percent
------------------------------
California              39.61%
------------------------------
District of Columbia     7.05
------------------------------
Virginia                 6.07
------------------------------
Nevada                   4.76
------------------------------
Massachusetts            4.74
------------------------------
Other                   37.77
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    65.42%
-----------------------------
Southern California    34.58
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
20007        4.33%
------------------
96161        2.71
------------------
02025        2.67
------------------
90046        2.52
------------------
10003        2.33
------------------
Other       85.45
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.10%
---------------------------
Y                     0.90
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. OLTV

-----------------------
OLTV            Percent
-----------------------
30.01 - 35.00     2.65%
-----------------------
35.01 - 40.00     1.19
-----------------------
40.01 - 45.00     6.05
-----------------------
45.01 - 50.00     7.66
-----------------------
50.01 - 55.00     3.72
-----------------------
55.01 - 60.00     4.16
-----------------------
60.01 - 65.00     7.20
-----------------------
65.01 - 70.00    10.79
-----------------------
70.01 - 75.00    18.41
-----------------------
75.01 - 80.00    38.18
-----------------------
Total:          100.00%
-----------------------

W.A.: 67.92%
Lowest: 30.22%
Highest: 80.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
30.01 - 35.00     2.65%
-----------------------
35.01 - 40.00     1.19
-----------------------
40.01 - 45.00     6.05
-----------------------

-----------------------
45.01 - 50.00     8.53
-----------------------
50.01 - 55.00     2.85
-----------------------
55.01 - 60.00     4.16
-----------------------
60.01 - 65.00     7.20
-----------------------
65.01 - 70.00    10.79
-----------------------
70.01 - 75.00    19.16
-----------------------
75.01 - 80.00    37.43
-----------------------
Total:          100.00%
-----------------------

W.A.: 67.79%
Lowest: 30.22%
Highest: 80.00%

--------------------------------------------------------------------------------

22. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
NONE                 100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Original Term

-----------------------
Original Term   Percent
-----------------------
240               1.14%
-----------------------
360              98.86
-----------------------
Total:          100.00%
-----------------------

W.A.: 358.6 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  1.14%
--------------------------------
355 - 360                 98.86
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 357.5 months
Lowest: 239 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  12.45%
-------------------------
1 - 6              87.55
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.2 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

29. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
9.001 - 10.000          7.69%
-----------------------------
10.001 - 11.000        91.34
-----------------------------
11.001 - 12.000         0.97
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.556%
Lowest: 9.750%
Highest: 11.125%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
116                 0.86%
-------------------------
118                26.91
-------------------------
119                59.79
-------------------------
120                12.45
-------------------------
Total:            100.00%
-------------------------

W.A.: 118.8 months
Lowest: 116 months
Highest: 120 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2005-C
                                 Total Combined
                            Collateral Summary Report

                                Mar 9, 2005 17:36

--------------------------------------------------------------------------------

Selection Criteria: blank REJECTED
Table of Contents
--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $312,332,290.49
Loan Count: 610
Percent IO: 61.54%
Cut-off Date: 2005-03-01
Avg. Loan Balance: $512,020.15
Avg. Orig. Balance: $512,544.30
Accelerated Docs: 61.66%
W.A. FICO: 739
W.A. Orig. LTV: 71.26%
W.A. Cut-Off LTV: 71.19%
W.A. Gross Coupon: 5.199%
W.A. Net Coupon: 4.932%
W.A. Svcg Fee: 0.259%
W.A. Trustee Fee: 0.0075%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 1.16%
% over 100 OLTV: 0.00%
% with PMI: 1.16%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.96%
W.A. MI Adjusted LTV: 70.91%
% Second Lien: 0.00%
% with Prepay Penalty: 3.38%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.09%

* FICO not available for 2 loans, or 0.4% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
*= $250,000                 1.87%
---------------------------------

---------------------------------
$250,001 - $  350,000       1.29
---------------------------------
$350,001 - $  450,000      26.39
---------------------------------
$450,001 - $  550,000      27.33
---------------------------------
$550,001 - $  650,000      18.13
---------------------------------
$650,001 - $  750,000       9.37
---------------------------------
$750,001 - $  850,000       3.07
---------------------------------
$850,001 - $  950,000       2.85
---------------------------------
$950,001 - $1,050,000       6.33
---------------------------------
$1,050,001 - $1,150,000     0.34
---------------------------------
$1,150,001 - $1,250,000     1.20
---------------------------------
>= $1,250,001               1.83
---------------------------------
Total:                    100.00%
---------------------------------

Average: $512,544.30
Lowest: $65,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
*= $250,000                 1.87%
---------------------------------
$250,001 - $  350,000       1.29
---------------------------------
$350,001 - $  450,000      26.52
---------------------------------
$450,001 - $  550,000      27.21
---------------------------------
$550,001 - $  650,000      18.13
---------------------------------
$650,001 - $  750,000       9.37
---------------------------------
$750,001 - $  850,000       3.07
---------------------------------
$850,001 - $  950,000       3.14
---------------------------------
$950,001 - $1,050,000       6.04
---------------------------------
$1,050,001 - $1,150,000     0.34
---------------------------------
$1,150,001 - $1,250,000     1.20
---------------------------------
>= $1,250,001               1.83
---------------------------------
Total:                    100.00%
---------------------------------

Average: $512,020.15
Lowest: $65,000.00
Highest: $1,493,778.22

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.69%
---------------------------
Y                     0.31
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

6. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/ PMI      1.16%
------------------------------
Conventional w/o PMI    98.84
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

7. Coupon

-----------------------
Coupon          Percent
-----------------------
3.501 - 3.750     0.48%
-----------------------
3.751 - 4.000     0.79
-----------------------
4.001 - 4.250     1.51
-----------------------
4.251 - 4.500     3.27
-----------------------
4.501 - 4.750     9.86
-----------------------
4.751 - 5.000    21.04
-----------------------
5.001 - 5.250    21.66
-----------------------
5.251 - 5.500    21.38
-----------------------

-----------------------
5.501 - 5.750    12.61
-----------------------
5.751 - 6.000     7.12
-----------------------
6.001 - 6.250     0.29
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.199%
Lowest: 3.750%
Highest: 6.125%

--------------------------------------------------------------------------------

8. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.74%
----------------------
750 - 799       42.31
----------------------
700 - 749       33.06
----------------------
650 - 699       16.02
----------------------
600 - 649        3.44
----------------------
Not Scored       0.43
----------------------
Total:         100.00%
----------------------

W.A.: 739
Lowest: 620
Highest: 818

--------------------------------------------------------------------------------

9. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             98.84%
-----------------------
PMIC              0.41
-----------------------
GEMIC             0.35
-----------------------
UGRIC             0.17
-----------------------
RGIC              0.14
-----------------------
RMIC              0.10
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

10. Product Type

-----------------------------
Product Type          Percent
-----------------------------
10YR IO 12 MO LIBOR    11.65%
-----------------------------
10/1 12 MO LIBOR        0.19
-----------------------------
10/2 12 MO LIBOR        5.30
-----------------------------
3YR IO 12 MO LIBOR      3.45
-----------------------------
3/27 12 MO LIBOR        4.09
-----------------------------
5YR IO 12 MO LIBOR     38.08
-----------------------------
5/15 12 MO LIBOR        0.16
-----------------------------
5/25 12 MO LIBOR       20.36
-----------------------------
7YR IO 12 MO LIBOR      8.36
-----------------------------
7/23 12 MO LIBOR        8.18
-----------------------------
7/24 12 MO LIBOR        0.17
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

12. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               64.81%
-----------------------------
Refinance-Rate/Term    19.90
-----------------------------
Refinance-Cashout      14.99
-----------------------------
CONS/PERM               0.30
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

13. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

14. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              58.68%
-----------------------
PUD Detach       27.11
-----------------------
Condo            10.91
-----------------------
PUD Attach        1.98
-----------------------
Cooperative       0.55
-----------------------
2-Family          0.45
-----------------------
Townhouse         0.16
-----------------------
3-Family          0.16
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             88.75%
--------------------------
Secondary           10.00
--------------------------
Investor             1.25
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

16. Documentation

-----------------------
Documentation   Percent
-----------------------
Standard         38.34%
-----------------------
Rapid            36.90
-----------------------
Reduced          24.75
-----------------------

----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

17. State

-------------------------
State            Percent
-------------------------
California         47.81%
-------------------------
Florida            10.62
-------------------------
Virginia            4.91
-------------------------
North Carolina      3.30
-------------------------
South Carolina      3.14
-------------------------
Other              30.22
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

18. California

------------------------------
California            Percent
------------------------------
Northern California     56.42%
------------------------------
Southern California     43.58
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

19. Zip Code

-------------------
Zip Code   Percent
-------------------
94566         1.09%
-------------------
34145         0.90
-------------------
20007         0.74
-------------------
94131         0.70
-------------------
34108         0.69
-------------------
Other        95.87
-------------------
Total:      100.00%
-------------------

--------------------------------------------------------------------------------

20. Convertible Flag

---------------------------
Convertible Flag   Percent
---------------------------
N                    99.88%
---------------------------
Y                     0.12
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Delinquency*

-----------------------
Delinquency*   Percent
-----------------------
0-29 days       100.00%
-----------------------
Total:          100.00%
-----------------------

* MBA method

--------------------------------------------------------------------------------

22. OLTV

------------------------
OLTV            Percent
------------------------
20.01 - 30.00      0.69%
------------------------
30.01 - 40.00      1.52
------------------------
40.01 - 50.00      6.40
------------------------
50.01 - 60.00      8.80
------------------------
60.01 - 70.00     18.11
------------------------
70.01 - 80.00     63.33
------------------------
>= 80.01           1.16
------------------------
Total:           100.00%
------------------------

W.A.: 71.26%
Lowest: 21.74%
Highest: 95.00%

--------------------------------------------------------------------------------

23. Cut-Off LTV

------------------------
Cut-Off LTV     Percent
------------------------

------------------------
20.01 - 30.00      0.69%
------------------------
30.01 - 40.00      1.52
------------------------
40.01 - 50.00      6.55
------------------------
50.01 - 60.00      8.64
------------------------
60.01 - 70.00     18.40
------------------------
70.01 - 80.00     63.04
------------------------
>= 80.01           1.16
------------------------
Total:           100.00%
------------------------

W.A.: 71.19%
Lowest: 21.74%
Highest: 95.00%

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

----------------------------------
Prepayment Penalty Term   Percent
----------------------------------
0                           96.62%
----------------------------------
36                           3.38
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 1.2 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

-----------------------------
Prepayment Penalty   Percent
-----------------------------
2% of PP Amnt>20%       3.38%
-----------------------------
NONE                   96.62
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

26. Original Term

------------------------
Original Term   Percent
------------------------
240                0.35%
------------------------

------------------------
360               99.65
------------------------
Total:           100.00%
------------------------

W.A.: 359.6 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

---------------------------------
Cut-Off Remaining Term   Percent
---------------------------------
240 or less                 0.35%
---------------------------------
349 - 354                   0.17
---------------------------------
355 - 360                  99.47
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 358.8 months
Lowest: 239 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

--------------------------
Cutoff Loan Age   Percent
--------------------------
0                   41.21%
--------------------------
1 - 6               58.62
--------------------------
7 - 12               0.17
--------------------------
Total:             100.00%
--------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 7 months

--------------------------------------------------------------------------------

29. Gross Margin

-----------------------
Gross Margin   Percent
-----------------------
2.250           100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

-----------------------------
Initial Cap (ARMs)   Percent
-----------------------------
2.000                   7.55%
-----------------------------
5.000                  92.45
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 4.774%
Lowest: 2.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

------------------------------
Periodic Cap (ARMs)   Percent
------------------------------
2.000                  100.00%
------------------------------
Total:                 100.00%
------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

------------------------------
Maximum Rate (ARMs)   Percent
------------------------------
8.001 - 9.000            1.27%
------------------------------
9.001 - 10.000          31.84
------------------------------
10.001 - 11.000         62.75
------------------------------
11.001 - 12.000          4.14
------------------------------
Total:                 100.00%
------------------------------

W.A.: 10.276%
Lowest: 8.750%
Highest: 11.625%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

--------------------------
Cutoff Rollterm   Percent
--------------------------
31 - 36              7.55%
--------------------------
55 - 60             58.60
--------------------------
67 - 72              0.17
--------------------------
79 - 84             16.53
--------------------------
103 or greater      17.14
--------------------------
Total:             100.00%
--------------------------

W.A.: 71.7 months
Lowest: 35 months
Highest: 120 months

--------------------------------------------------------------------------------

34. Buydowns

--------------------------
Buydowns          Percent
--------------------------
N                   99.69%
--------------------------
Y                    0.31
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.